Exhibit 10.2

REATA PHARMACEUTICALS, INC.

AMENDED AND RESTATED

2007 LONG TERM INCENTIVE PLAN

1. Purpose. The purpose of the Reata Pharmaceuticals, Inc. Amended and Restated 2007 Long Term Incentive Plan (the “Plan”) is to provide a means through which Reata Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and its Subsidiaries may attract and retain able persons as employees, directors and consultants and to provide a means whereby those persons upon whom the responsibilities of the successful administration and management of the Company, and its Subsidiaries, rest, and whose present and potential contributions to the welfare of the Company, and its Subsidiaries, are of importance, can acquire and maintain stock ownership, or awards the value of which is tied to the performance of the Company, thereby strengthening their concern for the welfare of the Company, and its Subsidiaries, and their desire to remain employed. A further purpose of this Plan is to provide such employees, directors and consultants with additional incentive and reward opportunities designed to enhance the profitable growth of the Company. Accordingly, this Plan primarily provides for the granting of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock Awards, Restricted Stock Units, Stock Appreciation Rights, Stock Awards, Dividend Equivalents, Other Stock-Based Awards, Cash Awards, Performance Awards, Substitute Awards or any combination of the foregoing, as is best suited to the circumstances of the particular individual as provided herein.

2. Definitions. For purposes of this Plan, the following terms shall be defined as set forth below:

(a) “Affiliate” means any corporation, partnership, limited liability company, limited liability partnership, association, trust or other organization which, directly or indirectly, controls, is controlled by, or is under common control with, the Company. For purposes of the preceding sentence, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any entity or organization, shall mean the possession, directly or indirectly, of the power (i) to vote more than 50% of the securities having ordinary voting power for the election of directors of the controlled entity or organization, or (ii) to direct or cause the direction of the management and policies of the controlled entity or organization, whether through the ownership of voting securities, by contract, or otherwise.

(b) “Award” means any Option, SAR, Restricted Stock Award, Restricted Stock Unit, Stock Awards, Dividend Equivalent, Other Stock-Based Award, Cash Award, Performance Award or Substitute Award, granted in isolation or combination, together with any other right or interest granted to a Participant under this Plan.

(c) “Award Agreement” means any written instrument (including any employment, severance, or change of control agreement) that establishes the terms, conditions, restrictions and/or limitations applicable to an Award in addition to those established by this Plan and by the Committee’s exercise of its administrative powers.

(d) “Board” means the Board of Directors of the Company.

(e) “Cash Award” means an Award denominated in cash granted under Section 6(i) hereof.

(f) “Change in Control” means the occurrence of any of the following events:

(i) A “change in the ownership of the Company” which shall occur on the date that any one person, or more than one person acting as a group, acquires ownership of stock in the Company that, together with stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company; however, if any one person or more than one person acting as a group is considered to own more than 50% of the total fair market value or total voting power of the stock of the Company, the acquisition of additional stock by the same person or persons will not be considered a “change in the ownership of the Company” (or to cause a “change in the effective control of the Company” within the meaning of Section 2(f)(ii) below) and an increase of the effective percentage of stock owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires its stock in exchange for property will be treated as an acquisition of stock for purposes of this paragraph; provided, further, however, that for purposes of this Section 2(f)(i), any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company shall not constitute a Change in Control. This Section 2(f)(i) applies only when there is a transfer of the stock of the Company (or issuance of stock) and stock in the Company remains outstanding after the transaction.

(ii) A “change in the effective control of the Company” which shall occur on the date that either (A) any one person, or more than one person acting as a group, acquires (or has acquired during the twelve month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing 30% or more of the total voting power of the stock of the Company, except for any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company; or (B) a majority of the members of the Board are replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of a “change in the effective control of the Company,” if any one person, or more than one person acting as a group, is considered to effectively control the Company within the meaning of this Section 2(f)(ii), the acquisition of additional control of the Company by the same person or persons is not considered a “change in the effective control of the Company,” or to cause a “change in the ownership of the Company” within the meaning of Section 2(f)(i) above.

(iii) A “change in the ownership of a substantial portion of the Company’s assets” which shall occur on the date that any one person, or more than one person acting as a group, acquires (or has acquired during the twelve month period ending on the date of the most recent acquisition by such person or persons) assets of the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all the assets of the Company immediately prior to such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. Any transfer of assets to an entity that is controlled by the stockholders of the Company immediately after the transfer, as provided in guidance issued pursuant to the Nonqualified Deferred Compensation Rules, shall not constitute a Change in Control.

For purposes of this Section 2(f), the provisions of section 318(a) of the Code regarding the constructive ownership of stock will apply to determine stock ownership; provided, that, stock underlying unvested options (including options exercisable for stock that is not substantially vested) will not be treated as owned by the individual who holds the option. In addition, for purposes of this Section 2(f) and except as otherwise provided in an Award Agreement, “Company” includes (x) the Company, (y) the entity for whom a Participant performs the services for which an Award is granted, and (z) an entity that is a stockholder owning more than 50% of the total fair market value and total voting power (a “Majority Stockholder”) of the Company or the entity identified in (y) above, or any entity in a chain of entities in which each entity is a Majority Stockholder of another entity in the chain, ending in the Company or the entity identified in (y) above.

(g) “Code” means the United States Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(h) “Committee” means a committee of two or more directors designated by the Board to administer this Plan; provided, however, that, unless otherwise determined by the Board, following a Qualifying Public Offering, the Committee shall consist solely of two or more directors, each of whom shall be a Qualified Member.

(i) “Covered Employee” means an Eligible Person who is designated by the Committee, at the time of grant of a Performance Award, as likely to be a “covered employee” within the meaning of section 162(m) of the Code for a specified fiscal year.

(j) “Dividend Equivalent” means a right, granted to an Eligible Person under Section 6(g), to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

(k) “Effective Date” of the Plan as amended and restated is September 23, 2015.

(l) “Eligible Person” means all officers and employees of the Company or of any of its Subsidiaries, and other persons who provide services to the Company or any of its Subsidiaries, including directors of the Company; provided, that, any such individual must be an “employee” of the Company or any of its parents or subsidiaries within the meaning of General Instruction A.1(a) to Form S-8 if such individual will be granted an award that shall, or may, be settled in Stock. An employee on leave of absence may be considered as still in the employ of the Company or its Subsidiaries for purposes of eligibility for participation in this Plan.

(m) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(n) “Fair Market Value” means, as of any specified date, (i) if the Stock is listed on a national securities exchange, the closing sales price of the Stock, as reported on the stock exchange composite tape on that date (or if no sales occur on that date, on the last preceding date on which such sales of the Stock are so reported); (ii) if the Stock is not traded on a national securities exchange but is traded over the counter at the time a determination of its fair market value is required to be made under the Plan, the average between the reported high and low bid and asked prices of Stock on the most recent date on which Stock was publicly traded; or (iii) in the event Stock is not publicly traded at the time a determination of its value is required to be made under the Plan, the amount determined by the Committee in its discretion in such manner as it deems appropriate, taking into account all factors the Committee deems appropriate including, without limitation, the Nonqualified Deferred Compensation Rules.

(o) “Incentive Stock Option” or “ISO” means any Option intended to be and designated as an incentive stock option within the meaning of section 422 of the Code or any successor provision thereto.

(p) “Nonqualified Deferred Compensation Rules” means the limitations or requirements of section 409A of the Code, as amended from time to time, including the guidance and regulations promulgated thereunder and successor provisions, guidance and regulations thereto.

(q) “Nonstatutory Stock Option” means any Option that is not intended to be an “incentive stock option” within the meaning of section 422 of the Code.

(r) “Option” means a right, granted to an Eligible Person under Section 6(b) hereof, to purchase Stock or other Awards at a specified price during specified time periods.

(s) “Other Stock-Based Awards” means Awards granted to an Eligible Person under Section 6(h) hereof.

(t) “Outstanding Prior Awards” means Options and shares of Restricted Stock granted under the Plan prior to its amendment and restatement that are outstanding immediately prior to the Effective Date.

(u) “Participant” means a person who has been granted an Award under this Plan that remains outstanding, including a person who is no longer an Eligible Person.

(v) “Performance Award” means a right, granted to an Eligible Person under Section 6(k) hereof, to receive Awards based upon performance criteria specified by the Committee.

(w) “Person” means any person or entity of any nature whatsoever, specifically including an individual, a firm, a company, a corporation, a partnership, a limited liability company, a trust or other entity; a Person, together with that Person’s Affiliates and Associates (as those terms are defined in Rule 12b-2 under the Exchange Act, provided that “registrant” as used in Rule 12b-2 shall mean the Company), and any Persons acting as a partnership, limited partnership, joint venture, association, syndicate or other group (whether or not formally organized), or otherwise acting jointly or in concert or in a coordinated or consciously parallel manner (whether or not pursuant to any express agreement), for the purpose of acquiring, holding, voting or disposing of securities of the Company with such Person, shall be deemed a single “Person.”

(x) “Qualified Member” means a member of the Committee who is (i) a “Non-Employee Director” within the meaning of Rule 16b-3(b)(3), (ii) following expiration of the Transition Period (as defined below), an “outside director” within the meaning of Treasury Regulation 1.162-27 under section 162(m) of the Code, and (iii) “independent” under the listing standards or rules of the securities exchange upon which the Stock is traded, but only to the extent such independence is required in order to take the action at issue pursuant to such standards or rules.

(y) “Qualifying Public Offering” shall mean the first firm commitment underwritten public offering of Stock for cash where the shares of Stock registered under the Securities Act are listed on a national securities exchange.

(z) “Restricted Stock” means Stock granted to an Eligible Person under Section 6(d) hereof, that is subject to certain restrictions and to a risk of forfeiture.

(aa) “Restricted Stock Unit” means a right, granted to an Eligible Person under Section 6(e) hereof, to receive Stock, cash or a combination thereof at the end of a specified deferral period.

(bb) “Rule 16b-3” means Rule 16b-3, promulgated by the Securities and Exchange Commission under section 16 of the Exchange Act, as amended from time to time and applicable to this Plan and Participants.

(cc) “Section 162(m) Award” means a Performance Award granted under Section 6(k)(i) hereof to a Covered Employee that is intended to satisfy the requirements for “performance-based compensation” within the meaning of section 162(m) of the Code.

(dd) “Securities Act” means the Securities Act of 1933 and the rules and regulations promulgated thereunder, or any successor law, as it may be amended from time to time.

(ee) “Stock” means the Company’s Common Stock, par value $0.001 per share, such other securities as may be substituted (or re-substituted) for Stock pursuant to Section 8, and, if the Company has more than one class of Common Stock, then shares of any such class of Common Stock as the Committee may designate with respect to any Award.

(ff) “Stock Award” means unrestricted shares of Stock granted to an Eligible Person under Section 6(f) hereof.

(gg) “Stock Appreciation Rights” or “SAR” means a right granted to an Eligible Person under Section 6(c) hereof.

(hh) “Subsidiary” means with respect to the Company, any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by the Company.

(ii) “Substitute Award” means an Award granted under Section 6(j) hereof in substitution for a similar award as a result of certain business transactions.

3. Administration.

(a) Authority of the Committee. The Plan shall be administered by the Committee except to the extent the Board elects to administer the Plan, in which case references herein to the “Committee” shall be deemed to include references to the “Board.” Subject to the express provisions of the Plan, Rule 16b-3, if applicable, and other applicable laws, the Committee shall have the authority, in its sole and absolute discretion, to: (i) designate Eligible Persons as Participants; (ii) determine the type or types of Awards to be granted to an Eligible Person; (iii) determine the number of shares of Stock or amount of cash to be covered by Awards; (iv) determine the terms and conditions of any Award, consistent with the terms of the Plan, as well as the modification of such terms, which may include the acceleration of vesting, waiver of forfeiture restrictions, modification of the form of settlement of the Award (for example, from cash to Stock or vice versa), or modification of any other condition or limitation regarding an Award, based on such factors as the Committee shall determine, in its sole discretion; (v) determine whether, to what extent, and under what circumstances Awards may be vested, settled, exercised, canceled, or forfeited; (vi) interpret and administer the Plan and any instrument or agreement relating to an Award made under the Plan; (vii) establish, amend, suspend, or waive rules and regulations used to administer the Plan; and (viii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Subject to Rule 16b-3, section 162(m) of the Code, and the Nonqualified Deferred Compensation Rules, in each case, as applicable, the Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan, in any Award, or in any Award Agreement in the manner and to the extent it deems necessary or desirable to carry the Plan into effect, and the Committee shall be the sole and final judge of that necessity or desirability. Notwithstanding the foregoing, the Committee shall not have any discretion to (A) accelerate, waive or modify any term or condition of an Award that is intended to qualify as “performance-based compensation” for purposes of section 162(m) of the Code if such discretion would cause the Award to not so qualify, (B) accelerate the payment of any Award that provides for a deferral of compensation under the Nonqualified Deferred Compensation Rules if such acceleration would subject a Participant to additional taxes under the Nonqualified Deferred Compensation Rules, or (C) take any action that would violate any applicable law. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The determinations of the Committee on the matters referred to in this Section 3(a) shall be final and conclusive.

(b) Manner of Exercise of Committee Authority. It is the intent of the Company that (i) Section 162(m) Awards shall qualify as “performance-based compensation” within the meaning of section 162(m) of the Code and (ii) to the fullest extent possible, the grant of any Awards to, or other transaction by, a Participant who is subject to section 16 of the Exchange Act shall be exempt from such section pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Following a Qualifying Public Offering, at any time that a member of the Committee is not a Qualified Member, any action of the Committee relating to (A) an Award granted or to be granted to an Eligible Person who is then subject to section 16 of the Exchange Act in respect of the Company where such action is not taken by the full Board, or (B) a Section 162(m) Award, may be taken either (i) by a subcommittee, designated by the Committee, composed solely of two or more Qualified Members, or (ii) by the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action; provided, however, that, upon such abstention or recusal, the Committee remains composed solely of two or more Qualified Members. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-Qualified Member(s), shall be the action of the Committee for purposes of this Plan. Any action of the Committee shall be final, conclusive and binding on all Persons, including the Company, its Subsidiaries, stockholders, Participants, beneficiaries, and transferees under Section 7(a)(iii) and (iv) hereof or other Persons claiming rights from or through a Participant. For the avoidance of doubt, following a Qualifying Public Offering, the full Board may take any action relating to an Award granted or to be granted to an Eligible Person who is then subject to section 16 of the Exchange Act in respect of the Company, provided that such award is not a Section 162(m) Award.

(c) Delegation of Authority. The Committee may delegate (A) to any officer of the Company, irrespective of whether or not the officer is also a member of the Board, the power to perform administrative functions and grant all types of Awards under the Plan so long as the resolutions of the Board or Committee delegating such authority specifies (1) the total number of Awards that the officer may grant, and (2) with respect to Awards of Restricted Stock or Stock Awards, the time period during which such Awards may be granted and a minimum amount of consideration for which the Awards may be issued and (B) to any individual member of the Board (including an officer of the Company that serves as a member of the Board), any or all of the Committee’s powers and duties under the Plan, including the power to perform administrative functions and grant all types of Awards under the Plan, in the case of both (A) and (B), subject to such additional terms or limitations as the Committee shall provide and only to the extent that such delegation will not (i) violate state or corporate law, (ii) following a Qualifying Public Offering, result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to section 16 of the Exchange Act in respect of the Company, or (iii) following a Qualifying Public Offering, cause Section 162(m) Awards to fail to so qualify. Upon any such delegation, all references in the Plan to the “Committee,” other than in Section 8, shall be deemed to include any officer of the Company or member of the Board to whom such powers have been delegated by the Committee. Any such delegation shall not limit such officer or director’s right to receive Awards under the Plan; provided, however, the officer or director may not grant Awards to himself or herself, a member of the Board, or any executive officer of the Company or an Affiliate, or take any action with respect to any Award previously granted to himself or herself, a member of the Board, or an individual who is an executive officer of the Company or an Affiliate. The Committee may also appoint agents to assist it in administering the Plan that are not executive officers of the Company or members of the Board, provided that such individuals may not be delegated the authority to (i) grant or modify any Awards that will, or may, be settled in Stock or (ii) take any action that would cause Section 162(m) Awards to fail to so qualify, if applicable.

(d) Limitation of Liability. The Committee and each member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or employee of the Company or any of its Subsidiaries, the Company’s legal counsel, independent auditors, consultants or any other agents assisting in the administration of this Plan. Members of the Committee and any officer or employee of the Company or any of its Subsidiaries acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to this Plan, and shall, to the fullest extent permitted by law, be indemnified and held harmless by the Company with respect to any such action or determination.

(e) Participants in Non-U.S. Jurisdictions. Notwithstanding any provision of the Plan to the contrary, to comply with applicable laws in countries other than the United States in which the Company or any of its Affiliates operates or has employees, directors or other service providers from time to time, or to ensure that the Company complies with any applicable requirements of foreign securities exchanges, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which of its Affiliates shall be covered by the Plan; (ii) determine which Eligible Persons outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to Eligible Persons outside the United States to comply with applicable foreign laws or listing requirements of any foreign exchange; (iv) establish sub-plans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such sub-plans and/or modifications shall be attached to the Plan as appendices), provided, however, that no such sub-plans and/or modifications shall increase the share limitations contained in Section 4(a); and (v) take any action, before or after an Award is granted, that it deems advisable to comply with any applicable governmental regulatory exemptions or approval or listing requirements of any such foreign securities exchange. For purposes of the Plan, all references to foreign laws, rules, regulations or taxes shall be references to the laws, rules, regulations and taxes of any applicable jurisdiction other than the United States or a political subdivision thereof.

4. Stock Subject to Plan.

(a) Overall Number of Shares Available for Delivery. Subject to adjustment in a manner consistent with any adjustment made pursuant to Section 8, the total number of shares of Stock reserved and available for issuance in connection with Awards under this Plan as of the Effective Date shall be 17,600,000 shares (“the Share Pool”); provided, however, that the shares of Stock reserved and available for issuance in connection with Awards under this Plan shall be available for issuance only in connection with shares of Stock issued in connection with Outstanding Prior Awards and shares of Stock issued in connection with Awards granted on or after the Effective Date. On January 1 of 2017 and January 1 of each calendar year occurring thereafter and prior to the expiration of the Plan, the Share Pool will automatically be increased by an amount equal to three percent (3%) of the number of shares of Stock outstanding on a fully diluted basis as of the close of business on the immediately preceding December 31 (calculated by adding to the number of shares of Stock outstanding (of all classes of Common Stock), all outstanding securities convertible into Stock (of all classes of Common Stock) on such date on an as converted basis). Notwithstanding the foregoing, the Committee may act prior to January 1 of a given year to provide that there will be no such automatic increase in the Share Pool for such year or that the increase in the Share Pool for such year will be lesser number of shares of Stock than would otherwise occur pursuant to the preceding sentence, For purposes of clarity, the only shares of Stock that will count against the share limit calculated pursuant to this Section 4(a) are shares of Stock issued in connection with Awards granted on or after the Effective Date and shares of Stock issued in connection with Outstanding Prior Awards. Notwithstanding the number of shares of Stock available in the Share Pool, no more than 17,600,000 shares of Stock will be available for issuance in connection with Incentive Stock Options under the Plan.

(b) Application of Limitation to Grants of Awards. Subject to Section 4(c), no Award may be granted if the number of shares of Stock to be delivered in connection with such Award exceeds the number of shares of Stock remaining available under this Plan and not subject to Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or Substitute Awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award.

(c) Availability of Shares Not Issued under Awards. Shares of Stock subject to an Award under this Plan (including any Outstanding Prior Award) that expires or is canceled, forfeited, exchanged, settled in cash or otherwise terminated, including (i) shares forfeited with respect to Restricted Stock, and (ii) the number of shares withheld or surrendered to the Company in payment of any exercise or purchase price of an Award or taxes relating to Awards, will again be deemed reserved and available for issuance under this Plan, except that if any such shares could not again be available for Awards to a particular Participant under any applicable law or regulation, such shares shall be available exclusively for Awards to Participants who are not subject to such limitation.

(d) Stock Offered. The shares to be delivered under the Plan shall be made available from (i) authorized but unissued shares of Stock, (ii) Stock held in the treasury of the Company, or (iii) previously issued shares of Stock reacquired by the Company, including shares purchased on the open market.

5. Eligibility; Per Person Award Limitations. Awards may be granted under this Plan only to Persons who are Eligible Persons at the time of grant thereof. Following a Qualifying Public Offering, in each calendar year during any part of which this Plan is in effect and the Transition Period expires or has previously expired, a Covered Employee may not be granted (a) Awards (other than Awards designated to be paid only in cash or the settlement of which is not based on a number of shares of Stock) relating to more than 1,000,000 shares of Stock, subject to adjustment in a manner consistent with any adjustment made pursuant to Section 8 or (b) Awards designated to be paid only in cash, or the settlement of which is not based on a number of shares of Stock, having a value determined on the date of grant in excess of $20,000,000; in each case, multiplied by the number of full or partial calendar years in any performance period established with respect to the Award, if applicable. In each calendar year during any part of which this Plan is in effect, an Eligible Person who is serving as a member of the Board and who is not an employee of the Company may not be granted Awards having a value, determined, if applicable, pursuant to Financial Accounting Standards Board Accounting Standards Codification Topic 718, on the date of grant in excess of $1,000,000 multiplied by the number of full or partial calendar years in any performance period established with respect to an Award, if applicable.

6. Specific Terms of Awards.

(a) General. Awards may be granted on the terms and conditions set forth in this Section 6. Awards granted under this Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with any other Award. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 8(a)), such additional terms and conditions, not inconsistent with the provisions of this Plan, as the Committee shall determine. The Committee may provide in an Award Agreement terms and conditions that are more beneficial to a Participant than are otherwise provided by the Plan if the Committee determines that such terms and conditions (i) are not expressly prohibited by the Plan, (ii) will not prevent the qualification of a Section 162(m) Award as “performance-based compensation” within the meaning of section 162(m) of the Code, (iii) will not invalidate an exemption from section 16 of the Exchange Act with respect to the grant, settlement or exercise of an Award, (iv) will not subject a Participant to additional taxes under the Nonqualified Deferred Compensation Rules, (v) will not prevent the qualification of an Incentive Stock Option as such within the meaning of section 422 of the Code, and (vi) will neither violate nor require stockholder approval under any applicable law or the standards or rules of the securities exchange upon which the Stock is traded. Further, notwithstanding any provision of the Plan or an Award Agreement, a Participant can consent to terms under or with respect to an Award or the Stock issuable pursuant to an Award that are less beneficial to the Participant than the terms of the Plan or an Award Agreement.

(b) Options. The Committee is authorized to grant Options, which may be designated as either ISOs or Nonstatutory Stock Options, to Eligible Persons on the following terms and conditions:

(i) Exercise Price. Each Award Agreement evidencing an Option shall state the exercise price per share of Stock (the “Exercise Price”); provided, however, that, except as provided in Section 6(j), the Exercise Price per share of Stock subject to an Option shall not be less than the greater of (A) the par value per share of the Stock or (B) 100% of the Fair Market Value per share of the Stock as of the date of grant of the Option (or in the case of an ISO granted to an individual who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or any Subsidiary, 110% of the Fair Market Value per share of the Stock on the date of grant).

(ii) Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals pursuant to Section 6(k) hereof and/or future service requirements), the methods by which such Exercise Price may be paid or deemed to be paid, the form of such payment, including without limitation, cash or cash equivalents, Stock (including previously owned shares or through a cashless or broker-assisted exercise or other reduction of the amount of shares otherwise issuable pursuant to the Option), other Awards or awards granted under other plans of the Company or any Subsidiary, other property, or any other legal consideration the Committee deems appropriate (including notes or other contractual obligations of Participants to make payment on a deferred basis), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants, including, but not limited to, the delivery of Restricted Stock subject to Section 6(d). In the case of an exercise whereby the Exercise Price is paid with Stock, such Stock shall be valued as of the date of exercise. No Option may be exercisable for a period of more than ten (10) years following the date of grant of the Option (or in the case of an ISO granted to an individual who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or any Subsidiary, for a period of no more than five (5) years following the date of grant of the ISO).

(iii) ISOs. The terms of any ISO granted under this Plan shall comply in all respects with the provisions of section 422 of the Code. ISOs may only be granted to Eligible Persons who are employees of the Company or employees of a parent or Subsidiary corporation of the Company. Except as otherwise provided in Section 8, no term of this Plan relating to ISOs (including any SAR in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under this Plan be exercised, so as to disqualify either this Plan or any ISO under section 422 of the Code, unless the Participant has first requested the change that will result in such disqualification. ISOs shall not be granted more than ten years after the earlier of the adoption of this Plan or the approval of this Plan by the Company’s stockholders. Notwithstanding the foregoing, the Fair Market Value of shares of Stock subject to an ISO and the aggregate Fair Market Value of shares of stock of any parent or subsidiary corporation (within the meaning of sections 424(e) and (f) of the Code) subject to any other ISO (within the meaning of section 422 of the Code) of the Company or a parent or subsidiary corporation (within the meaning of sections 424(e) and (f) of the Code) that first becomes purchasable by a Participant in any calendar year may not (with respect to that Participant) exceed $100,000, or such other amount as may be prescribed under section 422 of the Code or applicable regulations or rulings from time to time. As used in the previous sentence, Fair Market Value shall be determined as of the date the ISOs are granted. Failure to comply with this provision shall not impair the enforceability or exercisability of any Option, but shall cause the excess amount of shares to be reclassified in accordance with the Code.

(c) Stock Appreciation Rights. The Committee is authorized to grant SARs to Eligible Persons on the following terms and conditions:

(i) Right to Payment. An SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Committee.

(ii) Grant Price. Each Award Agreement evidencing an SAR shall state the grant price per share of Stock; provided, however, that the grant price per share of Stock subject to an SAR shall not be less than the greater of (A) the par value per share of the Stock or (B) 100% of the Fair Market Value per share of the Stock as of the date of grant of the SAR.

(iii) Time and Method of Exercise and Settlement. Except as otherwise provided herein, the Committee shall determine, at the date of grant or thereafter, the number of shares of Stock to which the SAR relates, the time or times at which and the circumstances under which an SAR may be vested and/or exercised in whole or in part (including based on achievement of performance goals pursuant to Section 6(k) hereof and/or future service requirements), the method of exercise, method of settlement, form of consideration payable upon settlement, method by or forms in which Stock (if any) will be delivered to Participants, and any other terms and conditions of any SAR. SARs may be either free-standing or in tandem with other Awards. No SAR may be exercisable for a period of more than ten (10) years following the date of grant of the SAR.

(iv) Rights Related to Options. An SAR granted in connection with an Option shall entitle a Participant, upon exercise, to surrender that Option or any portion thereof, to the extent unexercised, and to receive payment of an amount determined by multiplying (A) the difference obtained by subtracting the Exercise Price with respect to a share of Stock specified in the related Option from the Fair Market Value of a share of Stock on the date of exercise of the SAR, by (B) the number of shares as to which that SAR has been exercised. The Option shall then cease to be exercisable to the extent surrendered. SARs granted in connection with an Option shall be subject to the terms and conditions of the Award Agreement governing the Option, which shall provide that the SAR is exercisable only at such time or times and only to the extent that the related Option is exercisable and shall not be transferable except to the extent that the related Option is transferrable.

(d) Restricted Stock. The Committee is authorized to grant Restricted Stock to Eligible Persons on the following terms and conditions:

(i) Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals pursuant to Section 6(k) hereof and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. During the restricted period applicable to the Restricted Stock, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

(ii) Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Committee may allow a Participant to elect, or may require, that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock, applied to the purchase of additional Awards under this Plan or deferred without interest to the date of vesting of the associated Award of Restricted Stock; provided, that, to the extent applicable, any such election is intended to comply with the Nonqualified Deferred Compensation Rules. Unless otherwise determined by the Committee and specified in the applicable Award Agreement, Stock distributed in connection with a Stock split or Stock dividend, and other property (other than cash) distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

(e) Restricted Stock Units. The Committee is authorized to grant Restricted Stock Units to Eligible Persons, subject to the following terms and conditions:

(i) Award and Restrictions. Restricted Stock Units shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine.

(ii) Settlement. Settlement of Restricted Stock Units shall occur upon expiration of the deferral period specified for such Restricted Stock Unit by the Committee (or, if permitted by the Committee, as elected by the Participant). Restricted Stock Units shall be satisfied by the delivery of (A) a number of shares of Stock equal to the number of RSUs vesting on such date, or (B) cash in an amount equal to the Fair Market Value of the specified number of shares of Stock covered by the vesting Restricted Stock Units, or a combination thereof, as determined by the Committee at the date of grant or thereafter.

(f) Stock Awards. The Committee is authorized to grant a Stock Award under the Plan to any Eligible Person as a bonus, as additional compensation, or in lieu of cash compensation the individual is otherwise entitled to receive, in such amounts and subject to such other terms as the Committee in its discretion determines to be appropriate.

(g) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to an Eligible Person, entitling the Eligible Person to receive cash, Stock, other Awards, or other property equal in value to dividends or other distributions paid with respect to a specified number of shares of Stock, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award (other than an Award of Restricted Stock or a Stock Award). The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or at a later specified date, and if distributed at a later date may be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles or accrued in a bookkeeping account without interest, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify. With respect to Dividend Equivalents granted in connection with another Award, absent a contrary provision in the Award Agreement, such Dividend Equivalents shall be subject to the same restrictions and risk of forfeiture as the Award with respect to which the dividends accrue and shall not be paid unless and until such Award has vested and been earned. Notwithstanding the foregoing, Dividend Equivalents shall only be paid in a manner that is either exempt from or in compliance with the Nonqualified Deferred Compensation Rules.

(h) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Eligible Persons such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Committee to be consistent with the purposes of this Plan, including without limitation convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified Subsidiaries of the Company. The Committee shall determine the terms and conditions of such Other Stock-Based Awards. Stock delivered pursuant to an Other-Stock Based Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine.

(i) Cash Awards. The Committee is authorized to grant Cash Awards, on a free-standing basis or as an element of or supplement to, or in lieu of, any other Award under this Plan to Eligible Persons in such amounts and subject to such other terms (including the achievement of performance goals pursuant to Section 6(k) hereof and/or future service requirements) as the Committee in its discretion determines to be appropriate.

(j) Substitute Awards; No Repricing. Awards may be granted in substitution or exchange for any other Award granted under the Plan or under another plan of the Company or any other right of an Eligible Person to receive payment from the Company. Awards may be also be granted under the Plan in substitution for similar awards held by individuals who become Eligible Persons as a result of a merger, consolidation or acquisition of another entity or the assets of another entity by or with the Company or an Affiliate of the Company. Such Substitute Awards referred to in the immediately preceding sentence that are Options or Stock Appreciation Rights may have an exercise price that is less than the Fair Market Value of a share of Stock on the date of the substitution if such substitution complies with the Nonqualified Deferred Compensation Rules and other applicable laws and exchange rules. Except as provided in this Section 6(j) or in Section 8 hereof, the terms of outstanding Awards may not be amended to reduce the Exercise Price or grant price of outstanding Options or SARs or to cancel outstanding Options and SARs in exchange for cash, other Awards or Options or SARs with an Exercise Price or grant price that is less than the Exercise Price or grant price of the original Options or SARs without the approval of the stockholders of the Company.

(k) Performance Awards. The Committee is authorized to designate any of the Awards granted under the foregoing provisions of this Section 6 as Performance Awards. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions applicable to a Performance Award, and may exercise its discretion to reduce or increase the amounts payable under any Performance Award, except as limited under Section 6(k)(i) hereof in the case of a Section 162(m) Award. Performance conditions may differ for Performance Awards granted to any one Participant or to different Participants. The performance period applicable to any Performance Award shall be set by the Committee in its discretion but shall not exceed ten years.

(i) Section 162(m) Awards. If the Committee determines that a Performance Award granted to a Covered Employee is intended to qualify as a Section 162(m) Award, the grant, exercise, vesting and/or settlement of such Performance Award shall be contingent upon achievement of a pre-established performance goal or goals and other terms set forth in this Section 6(k)(i); provided, however, that nothing in this Section 6(k) or elsewhere in the Plan shall be interpreted as preventing the Committee from granting Awards to Covered Employees that are not intended to constitute Section 162(m) Awards or from determining that it is no longer necessary or appropriate for a Section 162(m) Award to qualify as such.

(A) Performance Goals Generally. The performance goals for Section 162(m) Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria as specified by the Committee. Performance goals shall be objective and shall otherwise meet the requirements of section 162(m) of the Code and regulations thereunder (including Treasury Regulation §1.162-27 and successor regulations thereto), including the requirement that the level or levels of performance targeted by the Committee must be “substantially uncertain” at the time the Committee actually establishes the performance goal or goals.

(B) Performance Criteria.

(1) Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified Subsidiaries or business or geographical units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for Section 162(m) Awards: (1) earnings (including earnings per share and net earnings); (2) earnings before interest, taxes, and depreciation; (3) earnings before interest, taxes, depreciation, and amortization; (4) earnings before interest, taxes, depreciation, amortization, and legal settlements; (5) earnings before interest, taxes, depreciation, amortization, legal settlements, and other income (expense); (6) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), and stock-based compensation; (7) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation, and changes in deferred revenue; (8) total stockholder return; (9) return on equity or average stockholder’s equity; (10) return on assets, investment, or capital employed; (11) Stock price; (12) margin (including gross margin); (13) income (before or after taxes); (14) operating income; (15) operating income after taxes; (16) pre-tax profit; (17) operating cash flow; (18) sales or revenue targets; (19) increases in revenue or product revenue; (20) expenses, cost reduction, and balance sheet goals; (21) improvement in or attainment of working capital levels; (22) economic value added (or an equivalent metric); (23) debt or equity financings; (24) market share; (25) cash flow; (26) cash flow per share of Stock; (27) share price performance of the Stock; (28) debt reduction; (29) implementation or completion of projects or processes; (30) employee retention; (31) stockholders’ equity; (32) capital expenditures; (33) debt levels; (34) operating profit or net operating profit; (35) workforce diversity; (36) growth of net income or operating income; (37) billings; (38) bookings; (39) clinical development milestones such as obtaining effective or optimal dose, achieving proof of concept, and initiation of phases of clinical studies and studies by specified dates; (40) timely completion of clinical studies; (41) patient enrollment rates; (42) budget management; (43) regulatory body approval (including, but not limited to the U.S. Food and Drug Administration) with respect to an applicable filing, products, studies, and studies; (44) commercial launch of products; (45) regulatory milestones; (46) progress of internal research or development programs, including, but not limited to, advancing new molecules out of discovery and into early toxicology and selecting and creating strategy for new indications for a product or the life cycle of a class of products; (47) progress of partnered programs; (48) partner satisfaction; (49) submission of 510(k)s or pre-market approvals and other regulatory achievements; (50) milestones related to samples received and tests or panels run; (51) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); (52) geographic business expansion; (53) corporate development (including, without limitation, licenses, innovation, research or establishment of third party collaborations); (54) manufacturing or process development; (55) legal compliance or risk reduction; (56) patent application or issuance goals; (57) goals relating to acquisitions or divestitures (in whole or in part), joint ventures or strategic alliances; and (58) any of the above goals determined pre-tax or post-tax, on an absolute or relative basis, as a ratio with other business criteria, or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of comparable companies. The terms above are used as applied under generally accepted accounting principles, as applicable.

(2) Effect of Certain Events. The Committee may, at the time the performance goals in respect of a Section 162(m) Award are established, provide for the manner in which actual performance and performance goals with regard to the business criteria selected will reflect the impact of specified events during the relevant performance period, which may mean excluding the impact of any or all of the following events or occurrences for such performance period: (a) asset write-downs or impairments to assets; (b) litigation, claims, judgments or settlements; (c) the effect of changes in tax law or other such laws or regulations affecting reported results; (d) accruals for reorganization and restructuring programs; (e) any unusual or infrequent items as described in the Accounting Standards Codification Topic 225, as amended by Accounting Standards Update 2015-01, and as the same may be further amended or superseded from time to time; (f) any change in accounting principles as defined in the Accounting Standards Codification Topic 250, as the same may be amended or superseded from time to time; (g) any loss from a discontinued operation as described in the Accounting Standards Codification Topic 360, as the same may be amended or superseded from time to time; (h) goodwill impairment charges; (i) operating results for any business acquired during the calendar year; (j) third party expenses associated with any investment or acquisition by the Company or any Subsidiary; (k) any amounts accrued by the Company or its Subsidiaries pursuant to management bonus plans or cash profit sharing plans and related employer payroll taxes for the fiscal year; (l) any discretionary or matching contributions made to a savings and deferred profit-sharing plan or deferred compensation plan for the fiscal year; (m) interest, expenses, taxes, depreciation and depletion, amortization and accretion charges; (n) marked-to-market adjustments for financial instruments; and (o) changes in business strategy impacting timing and magnitude of financial operating goals, including, but not limited to, expenses, operating cash flow, and balance sheet goals. In addition, Section 162(m) Awards may be adjusted by the Committee in accordance with the provisions of Section 8(b) through 8(h) of the Plan. The adjustments described in this paragraph shall only be made, in each case, to the extent that such adjustments in respect of a Section 162(m) Award would not cause the Award to fail to qualify as “performance-based compensation” under section 162(m) of the Code.

(C) Timing for Establishing Performance Goals. No later than 90 days after the beginning of any performance period applicable to a Section 162(m) Award, or at such other date as may be required or permitted for “performance-based compensation” under section 162(m) of the Code, the Committee shall establish (i) the Eligible Persons who will be granted Section 162(m) Awards, and (ii) the objective formula used to calculate the amount of cash or stock payable, if any, under such Section 162(m) Awards, based upon the level of achievement of a performance goal or goals with respect to one or more of the business criteria selected by the Committee from the list set forth in Section 6(k)(i)(B) hereof.

(D) Performance Award Pool. The Committee may establish an unfunded pool, with the amount of such pool calculated using an objective formula based upon the level of achievement of a performance goal or goals with respect to one or more of the business criteria selected from the list set forth in Section 6(k)(i)(B) hereof during the given performance period, as specified by the Committee in accordance with Section 6(k)(i)(C) hereof. The Committee may specify the amount of the pool as a percentage of any of such business criteria, a percentage in excess of a threshold amount with respect to such business criteria, or as another amount which need not bear a direct relationship to such business criteria but shall be objectively determinable and calculated based upon the level of achievement of pre-established goals with regard to the business criteria.

(E) Settlement or Payout of Awards; Other Terms. Except as otherwise permitted under section 162(m) of the Code, after the end of each performance period and before any Section 162(m) Award is settled or paid, the Committee shall certify the level of performance achieved with regard to each business criteria established with respect to each Section 162(m) Award and shall determine the amount of cash or Stock, if any, payable to each Participant with respect to each Section 162(m) Award. The Committee may, in its discretion, reduce the amount of a payment or settlement otherwise to be made in connection with a Section 162(m) Award, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of a Section 162(m) Award.

(F) Written Determinations. With respect to each Section 162(m) Award, all determinations by the Committee as to (A) the establishment of performance goals and performance period with respect to the selected business criteria, (B) the establishment of the objective formula used to calculate the amount of cash or stock payable, if any, based on the level of achievement of such performance goals, and (C) the certification of the level of performance achieved during the performance period with regard to each business criteria selected, shall each be made in writing. Consistent with the terms of Section 3(b) hereof, when taking any action with respect to Section 162(m) Awards, the Committee shall be made up entirely of Qualified Members. Further, the Committee may not delegate any responsibility relating to a Section 162(m) Award that would cause the Award to fail to so qualify.

(G) Options and SARs. Notwithstanding the foregoing provisions of this Section 6(k)(i), Options and SARs with an Exercise Price or grant price not less than the Fair Market Value on the date of grant awarded to Covered Employees are intended to be Section 162(m) Awards even if not otherwise contingent upon achievement of a pre-established performance goal or goals with respect to the business criteria listed above.

(ii) Status of Section 162(m) Awards. The terms governing Section 162(m) Awards shall be interpreted in a manner consistent with section 162(m) of the Code and the regulations thereunder, in particular the prerequisites for qualification as “performance-based compensation,” and, if any provision of this Plan as in effect on the date of adoption of any Award Agreements relating to Performance Awards that are designated as Section 162(m) Awards does not comply or is inconsistent with the requirements of section 162(m) of the Code and the regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements. Notwithstanding anything to the contrary in this Section 6(k) or elsewhere in this Plan, following a Qualifying Public Offering, the Company intends to rely on the transition relief set forth in Treasury Regulation §1.162-27(f), and hence the deduction limitation imposed by section 162(m) of the Code will not be applicable to the Company until the earliest to occur of (i) following a Qualifying Public Offering, the material modification of the Plan within the meaning of Treasury Regulation §1.162-27(h)(1)(iii); (ii) following a Qualifying Public Offering the issuance of the number of shares of Stock set forth in Section 4(a); or (iii) the first meeting of stockholders of the Company at which directors are to be elected that occurs after the close of the third calendar year following the calendar year in which a Qualifying Public Offering occurs (the “Transition Period”), and during the Transition Period, Awards to Covered Employees shall only be required to comply with the transition relief described in Treasury Regulation §1.162-27(f). For the avoidance of doubt, the deduction limitation imposed by section 162(m) of the Code will not be applicable to the Company prior to a Qualifying Public Offering.

7. Certain Provisions Applicable to Awards.

(a) Limit on Transfer of Awards.

(i) Except as provided in Section 7(a)(iii) and (iv) below, each Option and SAR shall be exercisable only by the Participant during the Participant’s lifetime, or by the Person to whom the Participant’s rights shall pass by will or the laws of descent and distribution. Notwithstanding the foregoing, an ISO shall not be transferable other than by will or the laws of descent and distribution.

(ii) Except as provided in Section 7(a)(iii) and (iv) below, no Award other than a Stock Award, and no right under any such Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate.

(iii) To the extent specifically provided by the Committee, an Award may be transferred by a Participant without consideration to immediate family members or related family trusts, limited partnerships or similar entities or on such terms and conditions as the Committee may from time to time establish.

(iv) An Award may be transferred pursuant to a domestic relations order entered or approved by a court of competent jurisdiction upon delivery to the Company of a written request for such transfer and a certified copy of such order.

(b) Form and Timing of Payment under Awards; Deferrals. Subject to the terms of this Plan and any applicable Award Agreement, payments to be made by the Company or any of its Subsidiaries upon the exercise or settlement of an Award may be made in such forms as the Committee shall determine in its discretion, including without limitation cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis (which may be required by the Committee or permitted at the election of the Participant on terms and conditions established by the Committee); provided, however, that any such deferred or installment payments will be set forth in the Award Agreement and/or otherwise made in a manner that will not result in additional taxes under the Nonqualified Deferred Compensation Rules. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock. This Plan shall not constitute an “employee benefit plan” for purposes of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.

(c) Evidencing Stock. The Stock or other securities of the Company delivered pursuant to an Award may be evidenced in any manner deemed appropriate by the Committee in its sole discretion, including, but not limited to, in the form of a certificate issued in the name of the Participant or by book entry, electronic or otherwise and shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Stock or other securities are then listed, and any applicable federal, state or other laws, and the Committee may cause a legend or legends to be inscribed on any such certificates to make appropriate reference to such restrictions. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, related to the Restricted Stock

(d) Consideration for Grants. Awards may be granted for such consideration, including services, as the Committee shall determine, but shall not be granted for less than the minimum lawful consideration.

(e) Additional Agreements. Each Eligible Person to whom an Award is granted under this Plan may be required to agree in writing, as a condition to the grant of such Award or otherwise, to subject an Award that is exercised or settled following such Eligible Person’s termination of employment or service to a general release of claims and/or a noncompetition or other restricted covenant agreement in favor of the Company and its Affiliates, with the terms and conditions of such agreement(s) to be determined in good faith by the Committee.

(f) Termination of Service. Except as provided herein, the treatment of an Award upon a termination of employment or any other service relationship by and between a Participant and the Company or any Affiliate shall be specified in the applicable Award Agreement.

8. Amendment; Subdivision or Consolidation; Recapitalization; Change in Control; Reorganization.

(a) Amendments to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate this Plan or the Committee’s authority to grant Awards under this Plan without the consent of stockholders or Participants, except that any amendment or alteration to this Plan, including any increase in any share limitation, shall be subject to the approval of the Company’s stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to this Plan to stockholders for approval; provided, that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in this Plan; provided, however, that, without the consent of an affected Participant, no such Committee action may materially and adversely affect the rights of such Participant under such Award. For purposes of clarity, any adjustments made to Awards pursuant to Section 8(b) through 8(h) will be deemed not to materially and adversely affect the rights of any Participant under any previously granted and outstanding Award and therefore may be made without the consent of affected Participants.

(b) Existence of Plans and Awards. The existence of this Plan and the Awards granted hereunder shall not affect in any way the right or power of the Company, the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding. In no event will any action taken by the Committee pursuant to this Section 8 result in the creation of deferred compensation within the meaning of the Nonqualified Deferred Compensation Rules.

(c) Subdivision or Consolidation of Shares. The terms of an Award and the share limitations under the Plan shall be subject to adjustment by the Committee from time to time, in accordance with the following provisions:

(i) If at any time, or from time to time, the Company shall subdivide as a whole (by reclassification, by a Stock split, by the issuance of a distribution on Stock payable in Stock, or otherwise) the number of shares of Stock then outstanding into a greater number of shares of Stock or in the event the Company distributes an extraordinary cash dividend, then, as appropriate (A) the maximum number of shares of Stock available for the Plan or in connection with Awards as provided in Section 4 (including the annual increase in such share limit) and Section 5 shall be increased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (B) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any then outstanding Award shall be increased proportionately, and (C) the price (including the Exercise Price or grant price) for each share of Stock (or other kind of shares or securities) subject to then outstanding Awards shall be reduced proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.

(ii) If at any time, or from time to time, the Company shall consolidate as a whole (by reclassification, by reverse Stock split, or otherwise) the number of shares of Stock then outstanding into a lesser number of shares of Stock, then, as appropriate (A) the maximum number of shares of Stock available for the Plan or in connection with Awards as provided in Section 4 (including the annual increase in such share limit) and Section 5 shall be decreased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (B) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any then outstanding Award shall be decreased proportionately, and (C) the price (including the exercise price) for each share of Stock (or other kind of shares or securities) subject to then outstanding Awards shall be increased proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.

(iii) Whenever the number of shares of Stock subject to outstanding Awards and the price for each share of Stock subject to outstanding Awards are required to be adjusted as provided in this Section 8(c), the Committee shall promptly prepare a notice setting forth, in reasonable detail, the event requiring adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the change in price and the number of shares of Stock, other securities, cash, or property purchasable subject to each Award after giving effect to the adjustments. The Committee shall promptly provide each affected Participant with such notice.

(d) Recapitalization. If the Company recapitalizes, reclassifies its capital stock, or otherwise changes its capital structure (a “recapitalization”) without the occurrence of a Change in Control, the number and class of shares of Stock covered by an Award theretofore granted shall be adjusted so that such Award shall thereafter cover the number and class of shares of Stock and securities to which the holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the holder had been the holder of record of the number of shares of Stock then covered by such Award and the share limitations provided in Sections 4 and 5 shall be adjusted in a manner consistent with the recapitalization.

(e) Additional Issuances. Except as expressly provided herein, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Awards theretofore granted or the purchase price per share of Stock, if applicable.

(f) Change in Control and Other Events. Notwithstanding any other provisions of the Plan or an Award Agreement to the contrary, upon a Change in Control or changes in the outstanding Stock by reason of a recapitalization, reorganization, merger, consolidation, combination, exchange or other relevant change in capitalization occurring after the date of the grant of any Award and not otherwise provided for by this Section 8, the Committee, acting in its sole discretion without the consent or approval of any holder, may effect one or more of the following alternatives, which may vary among individual holders and which may vary among Options, SARs or other Awards held by any individual holder: (i) remove any applicable forfeiture restrictions on any Award; (ii) accelerate the time of exercisability of an Award so that such Award may be exercised in full or in part for a limited period of time on or before a date specified by the Committee, before or after such Change in Control, after which specified date all unexercised Awards and all rights of holders thereunder shall terminate; (iii) provide for a cash payment with respect to outstanding Awards by requiring the mandatory surrender to the Company by selected holders of some or all of the outstanding Awards held by such holders (irrespective of whether such Awards are then vested or exercisable pursuant to the Plan) as of a date, before or after such Change in Control, specified by the Committee, in which event the Committee shall thereupon cancel such Awards (with respect to all shares subject to such Awards) and pay to each holder an amount of cash (or other consideration including securities or other property) per Award (other than a Dividend Equivalent or Cash Award) equal to the Change in Control Price (as defined below), less the Exercise Price with respect to an Option and less the grant price with respect to a SAR, as applicable to such Awards; provided, however, that to the extent the exercise price of an Option or an SAR exceeds the Change in Control Price, such award may be canceled for no consideration; or (iv) make such other adjustments to Awards then outstanding as the Committee deems appropriate to reflect such Change in Control, provided, that such adjustment may not materially and adversely affect the rights of a Participant, as determined in the sole discretion of the Committee, without the consent of such Participant (including, but not limited to, (x) the substitution, assumption, or continuation of Awards by the successor company or a parent or subsidiary thereof for new awards, and (y) the adjustment as to the number and price of shares of Stock or other consideration subject to such Awards); provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Awards then outstanding.

(g) Change in Control Price. The “Change in Control Price” shall equal the amount determined in the following clause (i), (ii), (iii), (iv) or (v), whichever is applicable, as follows: (i) the price per share offered to holders of Stock in any merger or consolidation, (ii) the per share Fair Market Value of the Stock immediately before the Change in Control without regard to assets sold in the Change in Control and assuming the Company has received the consideration paid for the assets in the case of a sale of the assets, (iii) the amount distributed per share of Stock in a dissolution transaction, (iv) the price per share offered to holders of Stock in any tender offer or exchange offer whereby a Change in Control takes place, or (v) if such Change in Control occurs other than pursuant to a transaction described in clauses (i), (ii), (iii), or (iv) of this Section 8(g), the Fair Market Value per share of the Stock that may otherwise be obtained with respect to such Awards or to which such Awards track, as determined by the Committee as of the date determined by the Committee to be the date of cancellation and surrender of such Awards. In the event that the consideration offered to stockholders of the Company in any transaction described in this Section 8(g) or in Section 8(f) consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash and such determination shall be binding on all affected Participants to the extent applicable to Awards held by such Participants.

9. General Provisions.

(a) Restricted Securities. Prior to a Qualifying Public Offering, the Stock to be issued under this Plan, which may be issued in reliance on any available exemption under the Securities Act, shall be deemed to be “restricted securities” as defined in Rule 144, promulgated by the Securities and Exchange Commission under the Securities Act as from time to time in effect and applicable to the Plan and Participants. Resales of such Stock by the holder thereof shall be in compliance with the Securities Act or an exemption therefrom. Such Stock may bear a legend if determined necessary by the Committee in substantially the following form:

“THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED, OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO REATA PHARMACEUTICALS, INC. (WHICH, IN THE DISCRETION OF REATA PHARMACEUTICALS, INC., MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO REATA PHARMACEUTICALS, INC.) THAT SUCH OFFER, SALE, PLEDGE, TRANSFER, OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL OR STATE LAWS.”

(b) Right of First Refusal. Except as otherwise expressly provided in any particular Award Agreement, if any Participant (“Transferor”), regardless of whether such Participant is the original holder of the Award contemplated in this Section 9(b), proposes to sell, transfer, assign, hypothecate, make gifts of or in any manner dispose of, encumber, or alienate (each individually constituting a “Transfer”) to a transferee, any Stock, obtained in connection with any Award held by such Transferor, either pursuant to a bona fide offer (“Offer”) from a potential transferee (“Offeror”) or by effecting a gift of the Stock (“Gift”) to a donee (“Donee”) without consideration, then the Transferor must comply with the provisions of this Section 9(b), including, without limitation, acknowledging and allowing the applicable time periods to lapse with respect to the rights of the Company as provided herein, before accepting any such Offer or otherwise affecting the Transfer of any Stock pursuant to such Offer, or affecting any such Gift.

(i) Statement of Offer. Before accepting any Offer or affecting any Gift, the Transferor shall obtain from the Offeror or Donee, as the case may be, a statement (“Statement”) in writing addressed to the Transferor and signed by the Offeror or Donee, setting forth: (A) the date of the Statement (the “Statement Date”); (B) the number of shares of Stock covered by the Offer or Gift and, in the case of an Offer, the price per share to be paid by the Offeror and the terms of payment of such price; (C) the Offeror’s or Donee’s willingness to be bound by the terms of this Section 9(b) and execute and deliver to the Company such documentation as required under this Section 9(b); (D) the Offeror’s or Donee’s name, address and telephone number; and (E) the Offeror’s or Donee’s willingness to supply any additional information about himself or herself as may be reasonably requested by the Company. Promptly upon receipt of a Statement, and before accepting the Offer or affecting the Gift to which the Statement relates, the Transferor shall deliver to the Company (1) a copy of the Statement, and (2) in the case of an Offer, evidence reasonably satisfactory to the Company as to the Offeror’s financial ability to consummate the proposed purchase.

(ii) Company Rights. Subject to the provisions of Section 9(b)(i), upon receipt of a copy of the Statement, the Company shall have the exclusive right and option (the “Right”), but not the obligation, to purchase all of the shares of Stock that the Offeror proposes to purchase from the Transferor or, in the case of a Gift, that the Transferor proposes to give to the Donee (collectively, “Subject Securities”) (A) in the case of an Offer, for the per share price and on the terms as set forth in the Statement; provided, however, that if the purchase price is payable in whole or in part in property (which term shall include the securities of any issuer other than the Company) other than cash, the Company may pay, in lieu of such property, a sum of cash equal to the fair market value of such property as determined by the Transferor and the Company in good faith or, if the Transferor and the Company do not agree on the fair market value of such property within five days after the Company delivers written notice (as described below) of its intention to exercise the Right, then the Transferor and the Company shall select one independent appraiser (with each of the Transferor and the Company jointly bearing one-half of the expense of the appraiser) to determine the fair market value of that property and the appraised fair market value of that property as determined by such appraiser shall be deemed the fair market value of that property for purposes of this Section 9(b)(ii), or (B) in the case of a Gift, the Fair Market Value of the Subject Securities, as determined in good faith by the Company; provided that the Transferor may elect to retain the Subject Securities rather than sell the Subject Securities at the Fair Market Value as determined by the Company by giving written notice thereof to the Company within five days after such determination by the Company is received in writing by the Transferor. The Company shall exercise the Right by giving written notice thereof to the Transferor. Upon exercising the Right, the Company shall have the obligation, to the extent it lawfully may do so, to purchase the Subject Securities within 30 days after the date of the Company’s receipt of its copy of the Statement on and subject to the terms and conditions hereof. If the terms of the purchase include the Transferor’s release of any pledge or encumbrance on the Subject Securities and the Transferor shall have failed to obtain the release of the pledge or encumbrance by the purchase date, at the Company’s option the purchase shall occur on the scheduled date with the purchase price reduced to the extent of all unpaid indebtedness for which the Subject Securities are then pledged or encumbered. Failure by the Company to exercise the Right, or failure by the Company to otherwise perform its obligations under this Section 9(b)(ii), within the 30 day period herein prescribed shall be deemed an election by the Company not to exercise the Right. If the Company exercises the Right and is unable for any reason to perform its obligations thereunder in accordance with this Section 9(b), the Company may assign all or a portion of its rights under the Right to any one or more of the Company’s stockholders (other than the Transferor) (“Assignee Stockholder”), as the Board shall determine, in its sole and absolute discretion.

(iii) Purchase of Less Than All Shares. Anything in Section 9(b) to the contrary notwithstanding, the Company and any Assignee Stockholder individually may, pursuant to the exercise of the Right, purchase fewer than all of the Subject Securities provided that such Persons in the aggregate purchase all, and not less than all, of the Subject Securities, and it shall be a condition precedent to the obligation of any of such Persons to purchase any Subject Securities, that all, and not less than all, of the Subject Securities have been elected to be purchased pursuant to the exercise of the Right.

(iv) Failure to Exercise Right or Consummate Transaction. If the Company elects not to exercise the Right, or if the Right is exercised and the obligations to be performed thereunder by the Company are not performed in accordance with this Section 9(b), or if the Company’s rights are assigned to an Assignee Stockholder and such Assignee Stockholder fails to perform his or her obligations under the assigned Right in accordance with this Section 9(b), then, subject to the application of any applicable state or federal securities laws, the Transferor may dispose of all of the Subject Securities within 90 days after the date of the Statement at the per share price and on the terms, if any, as set forth in the Statement free and clear of the terms of this Section 9(b); provided, however, that (A) any subsequent transfer by the Offeror or Donee, as applicable, shall once again be subject to this Section 9(b) and (B) if the sale or gift of the Subject Securities is not consummated within such 90-day period, then the Transfer of any such Stock shall once again be subject to the terms of this Section 9(b).

(v) Legend. To assure the enforceability of the Company’s rights under this Section 9(b), until the date of a Qualifying Public Offering, each certificate or instrument representing Stock or an Award held by him, her, or it may, in the Committee’s discretion, bear a conspicuous legend in substantially the following form:

“THE SHARES [REPRESENTED BY THIS CERTIFICATE] [ISSUABLE PURSUANT TO THIS AGREEMENT] ARE

SUBJECT TO THE COMPANY’S RIGHT OF FIRST REFUSAL IN THE CASE OF A TRANSFER AS PROVIDED UNDER THE REATA PHARMACEUTICALS, INC. AMENDED AND RESTATED 2007 LONG TERM INCENTIVE PLAN AND/OR AN AWARD AGREEMENT ENTERED INTO PURSUANT THERETO. COPIES OF SUCH PLAN AND AWARD AGREEMENT ARE AVAILABLE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.”

(vi) Expiration. The rights and obligations pursuant to this Section 9(b) hereof will terminate upon the date of a Qualifying Public Offering.

(c) Purchase Option.

(i) Except as otherwise expressly provided in any particular Award Agreement, (A) if a Participant ceases to be employed by or perform services for the Company or its Subsidiaries for any reason at any time or (B) upon the occurrence of a Change in Control, the Company (and/or its designee(s)) shall have the option (the “Purchase Option”) to purchase, and the Participant (or the Participant’s executor or the administrator of the Participant’s estate in the event of the Participant’s death, or the transferee of the Stock or Award in the case of any disposition, or the Participant’s legal representative in the event of the Participant’s incapacity) (hereinafter, collectively with such Participant, the “Grantor”) shall sell to the Company and/or its designee(s), all or any portion (at the Company’s option) of the shares of Stock issued pursuant to this Plan and held by the Grantor (such shares of Stock herein referred to as the “Purchasable Shares”).

(ii) The Company shall give notice in writing to the Grantor of the exercise of the Purchase Option within eighteen months of the date of the termination of the Participant’s employment or service relationship or the date of the Change in Control. Such notice shall state the number of Purchasable Shares to be purchased and the determination of the Board of the Fair Market Value per share of such Purchasable Shares, or the Change in Control Price, if applicable. If no notice is given within the time limit specified above, the Purchase Option shall terminate.

(iii) The purchase price to be paid for the Purchasable Shares purchased pursuant to the Purchase Option shall be the Change in Control Price, if applicable, or Fair Market Value per share, as of the date of the notice of exercise of the Purchase Option times the number of shares being purchased or, to the extent approved by the Company in its sole discretion, such other amount mutually agreeable to the Company and the Grantor. The purchase price shall be paid in cash. The closing of such purchase shall take place at the Company’s principal executive offices within ten (10) days after the purchase price has been determined. At such closing, the Grantor shall deliver to the purchasers the certificates or instruments evidencing the Purchasable Shares being purchased free and clear of all liens and encumbrances (if any), duly endorsed (or accompanied by duly executed stock powers) and otherwise in good form for delivery, against payment of the purchase price by check of the purchasers. In the event that, notwithstanding the foregoing, the Grantor shall have failed to obtain the release of any pledge or other encumbrance on any Purchasable Shares by the scheduled closing date, at the option of the purchasers, the closing shall nevertheless occur on such scheduled closing date, with the cash purchase price being reduced to the extent of all unpaid indebtedness for which such Purchasable Shares are then pledged or encumbered.

(iv) To assure the enforceability of the Company’s rights under this Section 9(c), until the date of a Qualifying Public Offering, each certificate or instrument representing Stock or an Award held by him, her, or it may, in the Committee’s discretion, bear a conspicuous legend in substantially the following form:

“THE SHARES [REPRESENTED BY THIS CERTIFICATE] [ISSUABLE PURSUANT TO THIS AGREEMENT] ARE SUBJECT TO AN OPTION TO REPURCHASE PROVIDED UNDER THE PROVISIONS OF THE REATA PHARMACEUTICALS, INC. AMENDED AND RESTATED 2007 LONG TERM INCENTIVE PLAN AND/OR AN AWARD AGREEMENT ENTERED INTO PURSUANT THERETO. COPIES OF SUCH PLAN AND AWARD AGREEMENT ARE AVAILABLE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.”

(v) The Company’s rights under this Section 9(c) shall terminate upon the date of a Qualifying Public Offering.

(d) Lock-Up Period. If so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act, a Participant or transferee will not sell or otherwise transfer any Stock or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the “Market Standoff Period”) following the effective date of a Qualifying Public Offering. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

(e) Investors’ Rights Agreement. Prior to a Qualifying Public Offering, any Stock that may be acquired pursuant to the Plan is subject to the Eighth Amended and Restated Investors’ Rights Agreement, dated December 6, 2011, as amended from time-to-time, by and among the Company and certain other individuals listed therein (the “Investors’ Rights Agreement”) and, as a condition to the issuance or retention of such Stock, a Participant may be required to take such action as may be necessary to subject such Stock to the Investors’ Rights Agreement.

(f) Tax Withholding. The Company and any of its Subsidiaries are authorized to withhold from any Award granted, or any payment relating to an Award under this Plan, including from a distribution of Stock, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company, its Subsidiaries and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any

Award. The Committee shall determine, in its sole discretion, the form of payment acceptable for such tax withholding obligations, including, without limitation, the delivery of cash or cash equivalents, Stock (including previously owned shares, net settlement, a broker-assisted sale, or other cashless withholding or reduction of the amount of shares otherwise issuable or delivered pursuant to the Award), other property, or any other legal consideration the Committee deems appropriate. Following a Qualifying Public Offering, any determination made by the Committee to allow a Participant who is subject to Rule 16b-3 to pay taxes with shares of Stock through net settlement or previously owned shares shall be approved by a committee made up of two or more Qualified Members or the full Board. If such tax obligations are satisfied through the withholding of shares of Stock that are otherwise issuable to the Participant pursuant to an Award (or through the surrender of shares of Stock by the Participant to the Company), the maximum number of shares of Stock that may be so withheld (or surrendered) shall be the number of shares of Stock that have an aggregate Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such tax liabilities determined based on the greatest withholding rates for federal, state, foreign and/or local tax purposes, including payroll taxes, that may be utilized without creating adverse accounting treatment with respect to such Award, as determined by the Committee.

(g) Limitation on Rights Conferred under Plan. Neither this Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or any of its Subsidiaries, (ii) interfering in any way with the right of the Company or any of its Subsidiaries to terminate any Eligible Person’s or Participant’s employment or service relationship at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under this Plan or to be treated uniformly with other Participants and/or employees and/or other service providers, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.

(h) Governing Law; Submission to Jurisdiction. All questions arising with respect to the provisions of the Plan and Awards shall be determined by application of the laws of the State of Delaware, without giving effect to any conflict of law provisions thereof, except to the extent Delaware law is preempted by federal law. The obligation of the Company to sell and deliver Stock hereunder is subject to applicable federal and state laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock. With respect to any claim or dispute related to or arising under this Plan, the Company and the Participants consent to the exclusive jurisdiction, forum and venue of the state and federal courts located in Dallas County, Texas.

(i) Severability and Reformation. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable law or, if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect. If any of the terms or provisions of this Plan or any Award

Agreement conflict with the requirements of Rule 16b-3 (as those terms or provisions are applied to Eligible Persons who are subject to section 16(b) of the Exchange Act) or section 422 of the Code (with respect to Incentive Stock Options), then those conflicting terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3 (unless the Board or the Committee, as appropriate, has expressly determined that the Plan or such Award should not comply with Rule 16b-3) or section 422 of the Code, in each case, only to the extent such sections of the Code are applicable. With respect to Incentive Stock Options, if this Plan does not contain any provision required to be included herein under section 422 of the Code, that provision shall be deemed to be incorporated herein with the same force and effect as if that provision had been set out at length herein; provided, further, that, to the extent any Option that is intended to qualify as an Incentive Stock Option cannot so qualify, that Option (to that extent) shall be deemed a Nonstatutory Stock Option for all purposes of the Plan.

(j) Unfunded Status of Awards; No Trust or Fund Created. This Plan is intended to constitute an “unfunded” plan for certain incentive awards. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any general unsecured creditor of the Company or such Affiliate.

(k) Nonexclusivity of this Plan. Neither the adoption of this Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable, including, following a Qualifying Public Offering, incentive arrangements and awards which do not constitute “performance-based compensation” under section 162(m) of the Code. Nothing contained in this Plan shall be construed to prevent the Company or any of its Subsidiaries from taking any corporate action which is deemed by the Company or such Subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on this Plan or any Award made under this Plan. No employee, beneficiary or other Person shall have any claim against the Company or any of its Subsidiaries as a result of any such action.

(l) Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine in its sole discretion whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional shares of Stock or whether such fractional shares of Stock or any rights thereto shall be canceled, terminated, or otherwise eliminated with or without consideration.

(m) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

(n) Facility of Payment. Any amounts payable hereunder to any individual under legal disability or who, in the judgment of the Committee, is unable to manage properly his financial affairs, may be paid to the legal representative of such individual, or may be applied for the benefit of such individual in any manner that the Committee may select, and the Company shall be relieved of any further liability for payment of such amounts.

(o) Gender and Number. Words in the masculine gender shall include the feminine gender, the plural shall include the singular and the singular shall include the plural.

(p) Conditions to Delivery of Stock. Nothing herein or in any Award Agreement shall require the Company to issue any shares with respect to any Award if that issuance would, in the opinion of counsel for the Company, constitute a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable statute or regulation, or the rules of any applicable securities exchange or securities association, as then in effect. In addition, each Participant who receives an Award under this Plan shall not sell or otherwise dispose of Stock that is acquired upon grant or vesting of an Award in any manner that would constitute a violation of any applicable federal or state securities laws, the Plan or the rules, regulations or other requirements of the Securities and Exchange Commission or any stock exchange upon which the Stock is then listed. At the time of any exercise of an Option or Stock Appreciation Right, or at the time of any grant of any other Award the Company may, as a condition precedent to the exercise of such Option or Stock Appreciation Right or settlement of any other Award, require from the Participant (or in the event of his or her death, his or her legal representatives, heirs, legatees, or distributees) such written representations, if any, concerning the holder’s intentions with regard to the retention or disposition of the shares of Stock being acquired pursuant to the Award and such written covenants and agreements, if any, as to the manner of disposal of such shares as, in the opinion of counsel to the Company, may be necessary to ensure that any disposition by that holder (or in the event of the holder’s death, his or her legal representatives, heirs, legatees, or distributees) will not involve a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable state or federal statute or regulation, or any rule of any applicable securities exchange or securities association, as then in effect. Stock or other securities shall not be delivered pursuant to any Award until payment in full of any amount required to be paid pursuant to the Plan or the applicable Award Agreement (including, without limitation, any Exercise Price, grant price, or tax withholding) is received by the Company.

(q) Section 409A of the Code. It is the general intention, but not the obligation, of the Committee to design Awards to comply with or to be exempt from the Nonqualified Deferred Compensation Rules, and Awards will be operated and construed accordingly. Neither this Section 9(q) nor any other provision of the Plan is or contains a representation to any Participant regarding the tax consequences of the grant, vesting, exercise, settlement, or sale of any Award (or the Stock underlying such Award) granted hereunder, and should not be interpreted as such. In no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by the Employee on account of non-compliance with the Nonqualified Deferred Compensation Rules. Notwithstanding any provision in this Plan or an Award Agreement to the contrary, in the event that a “specified employee” (as defined under the Nonqualified Deferred Compensation Rules) becomes entitled to a payment under an Award that would be subject to additional taxes and interest under the Nonqualified Deferred Compensation Rules if the Participant’s receipt of such payment or benefits is not delayed until the earlier of (i) the date of the Participant’s death, or (ii) the date that is six months after the Participant’s “separation from service,” as defined under the Nonqualified Deferred Compensation Rules (such date, the “Section 409A Payment Date”), then such payment or benefit shall not be provided to the Participant until the Section 409A Payment Date. Any amounts subject to the preceding sentence that would otherwise be payable prior to the Section 409A Payment Date will be aggregated and paid in a lump sum without interest on the Section 409A Payment Date. The applicable provisions of the Nonqualified Deferred Compensation Rules are hereby incorporated by reference and shall control over any Plan or Award Agreement provision in conflict therewith.

(r) Clawback. This Plan is subject to any written clawback policies that the Company, with the approval of the Board, may adopt. Any such policy may subject a Participant’s Awards and amounts paid or realized with respect to Awards under this Plan to reduction, cancelation, forfeiture or recoupment if certain specified events or wrongful conduct occur, including but not limited to an accounting restatement due to the Company’s material noncompliance with financial reporting regulations or other events or wrongful conduct specified in any such clawback policy adopted to conform to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and rules promulgated thereunder by the Securities and Exchange Commission and that the Company determines should apply to this Plan.

(s) Amendment and Restatement. As of the Effective Date, this amendment and restatement of the Plan supersedes and replaces in all respects the Reata Pharmaceuticals, Inc. 2007 Long Term Incentive Plan, as in effect immediately prior to the Effective Date.

(t) Plan Effective Date and Term. This Plan, as amended and restated, was adopted by the Board on the Effective Date, to be effective on the Effective Date. No Awards may be granted under this Plan on and after the tenth anniversary of the Effective Date. However, any Award granted prior to such termination, and the authority of the Board or Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under such Award in accordance with the terms of this Plan, shall extend beyond such termination date until the final disposition of such Award.

Exhibit 10.2a

<Date>

<Name>

<Address>

<Address>

NOTICE OF GRANT OF STOCK OPTION

(Director/Consultant)

Pursuant to the terms and conditions of the Reata Pharmaceuticals, Inc. Amended and Restated 2007 Long Term Incentive Plan, attached as Appendix A (the “Plan”), and the associated Stock Option Agreement, attached as Appendix B (the “Agreement”), you are hereby granted an option (this “Option”) to purchase shares of Stock under the conditions set forth in this Notice of Grant of Stock Option (the “Notice of Grant”), in the Agreement, and in the Plan. Capitalized terms used but not defined herein shall have the meanings set forth in the Plan.

Type of Option:	Nonstatutory Stock Option (This Option is not intended to be an Incentive Stock Option (as defined in the Plan).)

Optionee:	<Name>

Date of Grant:	<Date> (“Date of Grant”)

Number of Shares:	<Number of shares> (“Option Shares”)

Option Price:	$[ ] per share

Expiration Date:	<Expiration Date>

Vesting Schedule:

The Option Shares shall be deemed “Nonvested Shares” unless and until they have become “Vested Shares,” as defined below. The Option Shares will become “Vested Shares” as follows: [                ]; provided, however, that, except as otherwise provided in the Agreement, such Nonvested Shares will become Vested Shares on such dates only if you remain a director or employee of or a service provider to the Company or its Subsidiaries continuously from the Date of Grant through the applicable vesting date.

Notwithstanding the foregoing, in the event of (i) a Change in Control, (ii) a separation from service by reason of death, or (iii) a separation from service by reason of Disability (as defined in the Agreement), any Option Shares that are Nonvested Shares on the date of such event shall become Vested Shares on such date.

<Name>

<Date>

By your signature and the signature of the Company’s representative below, you and the Company hereby acknowledge your receipt of this Option granted on the Date of Grant indicated above, which has been issued to you under the terms and conditions of this Notice of Grant, the Plan and the Agreement, including the vesting and risk of forfeiture provisions set forth therein.

You understand and acknowledge that if the purchase price of the Stock under this Option is less than the Fair Market Value of such Stock on the date of grant of this Option, then you may incur adverse tax consequences under sections 409A and/or 422 of the Code. You acknowledge and agree that (a) you are not relying upon any determination by the Company, its affiliates, or any of their respective employees, directors, officers, attorneys or agents (collectively, the “Company Parties”) of the Fair Market Value of the Stock on the Date of Grant, (b) you are not relying upon any written or oral statement or representation of the Company Parties regarding the tax effects associated with your execution of this Notice of Grant and your receipt, holding and exercise of this Option, and (c) in deciding to enter into this Notice of Grant, you are relying on your own judgment and the judgment of the professionals of your choice with whom you have consulted. You hereby release, acquit and forever discharge the Company Parties from all actions, causes of actions, suits, debts, obligations, liabilities, claims, damages, losses, costs and expenses of any nature whatsoever, known or unknown, on account of, arising out of, or in any way related to the tax effects associated with your execution of this Notice of Grant and your receipt, holding and exercise of this Option. In addition, you are consenting to receive documents from the Company and any plan administrator by means of electronic delivery, provided that such delivery complies with applicable law. This consent shall be effective for the entire time that you are a participant in the Plan.

By signing this Notice you will become a party to the Eighth Amended and Restated Investors’ Rights Agreement, dated December 6, 2011, as it may be amended from time-to-time (the “Investors’ Rights Agreement”), attached as Appendix C. You further acknowledge receipt of a copy of the Plan, the Agreement and the Investors’ Rights Agreement and agree to all of the terms and conditions of this Notice of Grant and of the Plan, the Agreement and the Investors’ Rights Agreement, which are incorporated in this Notice of Grant by reference.

Note: To accept the grant of this Option, you must execute this form and return an executed copy to [                    ] (the “Designated Recipient”) by <Expiration Date>. Failure to return the executed copy to the Designated Recipient by such date will render this Option invalid.

<Name>

<Date>

REATA PHARMACEUTICALS, INC.,
a Delaware corporation

By:
Name:	[ ]
Title:	[ ]

Accepted by:

<Name>

Date:

[ ]

Date Received:

Attachments:

Appendix A – Reata Pharmaceuticals, Inc. Amended and Restated 2007 Long Term Incentive Plan

Appendix B – Stock Option Agreement

Appendix C – Investors’ Rights Agreement

Appendix A

Reata Pharmaceuticals, Inc.

Amended and Restated

2007 Long Term Incentive Plan

Appendix B

Stock Option Agreement

Appendix C

Eighth Amended and Restated Investors’

Rights Agreement, dated December 6, 2011

Exhibit 10.2b

<Date>

<Name>

<Address>

<Address>

NOTICE OF GRANT OF STOCK OPTION

(Employee)

Pursuant to the terms and conditions of the Reata Pharmaceuticals, Inc. Amended and Restated 2007 Long Term Incentive Plan, attached as Appendix A (the “Plan”), and the associated Stock Option Agreement, attached as Appendix B (the “Agreement”), you are hereby granted an option (this “Option”) to purchase shares of Stock under the conditions set forth in this Notice of Grant of Stock Option (the “Notice of Grant”), in the Agreement, and in the Plan. Capitalized terms used but not defined herein shall have the meanings set forth in the Plan.

Type of Option:	Check one (and only one) of the following:

☐ Incentive Stock Option (This Option is intended to be an Incentive Stock Option (as defined in the Plan).)

☐ Nonstatutory Stock Option (This Option is not intended to be an Incentive Stock Option (as defined in the Plan).)

Optionee:	<Name>

Date of Grant:	<Date> (“Date of Grant”)

Number of Shares:	<Number of shares> (“Option Shares”)

Option Price:

$[            ] per share

Note: In the case of an Incentive Stock Option, the Option Price must be at least 100% (or, in the case of a 10% shareholder of the Company, 110%) of the Fair Market Value (as defined in the Plan) of a share of Stock on the Date of Grant.

Expiration Date:	<Expiration Date>

Note: In the case of an Incentive Stock Option, this date cannot be more than ten years (or in the case of a 10% shareholder of the Company, more than five years) from the Date of Grant.

<Name>

<Date>

Vesting Schedule:

The Option Shares shall be deemed “Nonvested Shares” unless and until they have become “Vested Shares,” as defined below. The Option Shares will become “Vested Shares” as follows: [                ] of the Nonvested Shares will become Vested Shares on the date that is the one year anniversary of the Date of Grant, following which [                    ] of the Nonvested Shares will become Vested Shares every three months, such that 100% of the Nonvested Shares will be Vested Shares as of the [                    ] year anniversary of the Date of Grant; provided, however, that, except as otherwise provided in the Agreement, such Nonvested Shares will become Vested Shares on such dates only if you remain in the employ of or a service provider to the Company or its Subsidiaries continuously from the Date of Grant through the applicable vesting date.

Notwithstanding the foregoing, following a Change in Control, any Option Shares that are Nonvested Shares on the date of the Change in Control shall become Vested Shares with respect to [                    ] of all such Nonvested Shares on the one month anniversary of the Change in Control and thereafter with respect to an additional [                    ] of all such Nonvested Shares at the time of the Change in Control on each subsequent month anniversary of the Change in Control such that the Option Shares will be 100% Vested Shares on the [                    ] month anniversary of the Change in Control, in each case, so long as you remain in the employ of or a service provider to the Company or its Subsidiaries continuously from the Date of Grant through the applicable vesting date; provided, however, that if 100% of the Option Shares would otherwise become Vested Shares pursuant to the vesting rules set forth in the preceding paragraph prior to the [                    ] month anniversary of the date of the Change in Control, then the Option Shares will become Vested Shares in accordance with such vesting rules.

By your signature and the signature of the Company’s representative below, you and the Company hereby acknowledge your receipt of this Option granted on the Date of Grant indicated above, which has been issued to you under the terms and conditions of this Notice of Grant, the Plan and the Agreement, including the vesting and risk of forfeiture provisions set forth therein.

You understand and acknowledge that if the purchase price of the Stock under this Option is less than the Fair Market Value of such Stock on the date of grant of this Option, then you may incur adverse tax consequences under sections 409A and/or 422 of the Code. You acknowledge and agree that (a) you are not relying upon any determination by the Company, its affiliates, or any of their respective employees, directors, officers, attorneys or agents (collectively, the “Company Parties”) of the Fair Market Value of the Stock on the Date of Grant, (b) you are not relying upon any written or oral statement or representation of the Company Parties regarding the tax effects associated with your execution of this Notice of Grant and your receipt, holding and exercise of this Option, and (c) in deciding to enter into this Notice of Grant, you are relying on your own judgment and the judgment of the professionals of your choice with whom you have consulted. You hereby release, acquit and forever discharge the Company Parties from all actions, causes of actions, suits, debts, obligations, liabilities, claims,

<Name>

<Date>

damages, losses, costs and expenses of any nature whatsoever, known or unknown, on account of, arising out of, or in any way related to the tax effects associated with your execution of this Notice of Grant and your receipt, holding and exercise of this Option. In addition, you are consenting to receive documents from the Company and any plan administrator by means of electronic delivery, provided that such delivery complies with applicable law. This consent shall be effective for the entire time that you are a participant in the Plan.

By signing this Notice you will become a party to the Eighth Amended and Restated Investors’ Rights Agreement, dated December 6, 2011, as it may be amended from time-to-time (the “Investors’ Rights Agreement”), attached as Appendix C. You further acknowledge receipt of a copy of the Plan, the Agreement and the Investors’ Rights Agreement and agree to all of the terms and conditions of this Notice of Grant and of the Plan, the Agreement and the Investors’ Rights Agreement, which are incorporated in this Notice of Grant by reference.

Note: To accept the grant of this Option, you must execute this form and return an executed copy to [                    ] (the “Designated Recipient”) by <Expiration Date>. Failure to return the executed copy to the Designated Recipient by such date will render this Option invalid.

<Name>

<Date>

REATA PHARMACEUTICALS, INC.,
a Delaware corporation

By:
Name:	[ ]
Title:	[ ]

Accepted by:

<Name>

Date:

[ ]

Date Received:

Attachments:

Appendix A – Reata Pharmaceuticals, Inc. Amended and Restated 2007 Long Term Incentive Plan

Appendix B – Stock Option Agreement

Appendix C – Investors’ Rights Agreement

Appendix A

Reata Pharmaceuticals, Inc.

Amended and Restated

2007 Long Term Incentive Plan

Appendix B

Stock Option Agreement

Appendix C

Eighth Amended and Restated Investors’

Rights Agreement, dated December 6, 2011

Exhibit 10.2c

<Date>

<Name>

<Address>

<Address>

NOTICE OF GRANT OF STOCK OPTION

(Employee)

Pursuant to the terms and conditions of the Reata Pharmaceuticals, Inc. Amended and Restated 2007 Long Term Incentive Plan, attached as Appendix A (the “Plan”), and the associated Stock Option Agreement, attached as Appendix B (the “Agreement”), you are hereby granted an option (this “Option”) to purchase shares of Stock under the conditions set forth in this Notice of Grant of Stock Option (the “Notice of Grant”), in the Agreement, and in the Plan. Capitalized terms used but not defined herein shall have the meanings set forth in the Plan.

Type of Option:	Check one (and only one) of the following:

☐ Incentive Stock Option (This Option is intended to be an Incentive Stock Option (as defined in the Plan).)

☐ Nonstatutory Stock Option (This Option is not intended to be an Incentive Stock Option (as defined in the Plan).)

Optionee:	<Name>

Date of Grant:	<Date> (“Date of Grant”)

Number of Shares:	<Number of shares> (“Option Shares”)

Option Price:	$[ ] per share

Note: In the case of an Incentive Stock Option, the Option Price must be at least 100% (or, in the case of a 10% shareholder of the Company, 110%) of the Fair Market Value (as defined in the Plan) of a share of Stock on the Date of Grant.

Expiration Date:	<Expiration Date>

Note: In the case of an Incentive Stock Option, this date cannot be more than ten years (or in the case of a 10% shareholder of the Company, more than five years) from the Date of Grant.

<Name>

<Date>

Vesting Schedule:	The Option Shares shall be deemed “Nonvested Shares” unless and until they have become “Vested Shares,” as defined below. The Option Shares will become “Vested Shares” as follows: [ ] of the Nonvested Shares will become Vested Shares on the date that is the three month anniversary of the Date of Grant, following which [ ] of the Nonvested Shares will become Vested Shares every three months, such that 100% of the Nonvested Shares will be Vested Shares as of the [ ] year anniversary of the Date of Grant; provided, however, that, except as otherwise provided in the Agreement, such Nonvested Shares will become Vested Shares on such dates only if you remain in the employ of or a service provider to the Company or its Subsidiaries continuously from the Date of Grant through the applicable vesting date.

Notwithstanding the foregoing, following a Change in Control, any Option Shares that are Nonvested Shares on the date of the Change in Control shall become Vested Shares with respect to [ ] of all such Nonvested Shares on the one month anniversary of the Change in Control and thereafter with respect to an additional [ ] of all such Nonvested Shares at the time of the Change in Control on each subsequent month anniversary of the Change in Control such that the Option Shares will be 100% Vested Shares on the [ ] month anniversary of the Change in Control, in each case, so long as you remain in the employ of or a service provider to the Company or its Subsidiaries continuously from the Date of Grant through the applicable vesting date; provided, however, that if 100% of the Option Shares would otherwise become Vested Shares pursuant to the vesting rules set forth in the preceding paragraph prior to the [ ] month anniversary of the date of the Change in Control, then the Option Shares will become Vested Shares in accordance with such vesting rules.

By your signature and the signature of the Company’s representative below, you and the Company hereby acknowledge your receipt of this Option granted on the Date of Grant indicated above, which has been issued to you under the terms and conditions of this Notice of Grant, the Plan and the Agreement, including the vesting and risk of forfeiture provisions set forth therein.

You understand and acknowledge that if the purchase price of the Stock under this Option is less than the Fair Market Value of such Stock on the date of grant of this Option, then you may incur adverse tax consequences under sections 409A and/or 422 of the Code. You acknowledge and agree that (a) you are not relying upon any determination by the Company, its affiliates, or any of their respective employees, directors, officers, attorneys or agents (collectively, the “Company Parties”) of the Fair Market Value of the Stock on the Date of Grant, (b) you are not relying upon any written or oral statement or representation of the Company Parties regarding the tax effects associated with your execution of this Notice of Grant and your receipt, holding and exercise of this Option, and (c) in deciding to enter into this Notice of Grant, you are relying on your own judgment and the judgment of the professionals of your

<Name>

<Date>

choice with whom you have consulted. You hereby release, acquit and forever discharge the Company Parties from all actions, causes of actions, suits, debts, obligations, liabilities, claims, damages, losses, costs and expenses of any nature whatsoever, known or unknown, on account of, arising out of, or in any way related to the tax effects associated with your execution of this Notice of Grant and your receipt, holding and exercise of this Option. In addition, you are consenting to receive documents from the Company and any plan administrator by means of electronic delivery, provided that such delivery complies with applicable law. This consent shall be effective for the entire time that you are a participant in the Plan.

By signing this Notice of Grant you will become a party to the Investors’ Rights Agreement. You further acknowledge receipt of a copy of the Plan, the Agreement and the Investors’ Rights Agreement and agree to all of the terms and conditions of this Notice of Grant and of the Plan, the Agreement and the Investors’ Rights Agreement, which are incorporated in this Notice of Grant by reference.

Note: To accept the grant of this Option, you must execute this form and return an executed copy to [            ] (the “Designated Recipient”) by <Expiration Date>. Failure to return the executed copy to the Designated Recipient by such date will render this Option invalid.

<Name>

<Date>

REATA PHARMACEUTICALS, INC., a Delaware corporation

By:

Name:	[ ]
Title:	[ ]

Accepted by:

<Name>

Date:

[ ]

Date Received:

Attachments:

Appendix A – Reata Pharmaceuticals, Inc. Amended and Restated 2007 Long Term Incentive Plan

Appendix B – Stock Option Agreement

Appendix A

Reata Pharmaceuticals, Inc.

Amended and Restated

2007 Long Term Incentive Plan

Appendix B

Stock Option Agreement

Exhibit 10.2d

[TO BE PLACED ON REATA LETTERHEAD]

NOTICE OF GRANT OF RESTRICTED STOCK

(Director/Consultant)

Pursuant to the terms and conditions of the Reata Pharmaceuticals, Inc. Amended and Restated 2007 Long Term Incentive Plan, attached as Appendix A (the “Plan”), and the associated Restricted Stock Agreement, attached as Appendix B (the “Agreement”), you are hereby issued shares of Stock subject to certain restrictions thereon and under the terms and conditions set forth below, in the Agreement, and in the Plan (the “Restricted Shares”). Capitalized terms used but not defined herein shall have the meanings set forth in the Plan.

Grantee:

Date of Grant:	, (“Date of Grant”)

Number of Shares:

Fair Market Value of Shares on Date of Grant:

Vesting Schedule:

The restrictions on all of the Restricted Shares granted pursuant to the Agreement will expire and the Restricted Shares will become transferable, except to the extent provided in Section 14 of the Agreement, and nonforfeitable as follows: [                    ]; provided, however, that, except as otherwise provided in the Agreement, such Restricted Shares will vest on such dates only if you remain a director or employee of or a service provider to the Company or its Subsidiaries continuously from the Date of Grant through the applicable vesting date.

Notwithstanding the foregoing, in the event of (i) a Change in Control, (ii) a separation from service by reason of death, or (iii) a separation from service by reason of Disability (as defined below), any Restricted Shares that are unvested on the date of such event shall become vested on such date.

“Disability” means, as determined by the Board or the Committee, in its sole discretion exercised in good faith, a physical or mental impairment of sufficient severity that you are either unable to perform the essential functions of your position, with or without a reasonable accommodation for your disability, or to perform the essential functions of your position without an accommodation that would be an undue hardship for the Company or a Subsidiary to provide.

<Name>

<Date>

By your signature and the signature of the Company’s representative below, you and the Company hereby acknowledge receipt of the Restricted Shares issued on the Date of Grant indicated above, which have been issued under the terms and conditions of this Notice of Grant of Restricted Stock (the “Notice of Grant”), the Plan and the Agreement.

You acknowledge and agree that (a) you are not relying upon any determination by the Company, its affiliates, or any of their respective employees, directors, officers, attorneys or agents (collectively, the “Company Parties”) of the Fair Market Value of the Stock on the Date of Grant, (b) you are not relying upon any written or oral statement or representation of the Company Parties regarding the tax effects associated with your execution of this Notice of Grant and your receipt, holding and vesting of the Restricted Shares, and (c) in deciding to enter into this Agreement, you are relying on your own judgment and the judgment of the professionals of your choice with whom you have consulted. You hereby release, acquit and forever discharge the Company Parties from all actions, causes of actions, suits, debts, obligations, liabilities, claims, damages, losses, costs and expenses of any nature whatsoever, known or unknown, on account of, arising out of, or in any way related to the tax effects associated with your execution of the Agreement and your receipt, holding and vesting of the Restricted Shares.

Furthermore, you understand and acknowledge that you should consult with your tax advisor regarding the advisability of filing with the Internal Revenue Service an election under section 83(b) of the Code with respect to the Restricted Shares for which the restrictions have not lapsed. A form of a Section 83(b) Election has been attached to this Agreement as Appendix C for your convenience. This election must be filed no later than 30 days after Date of Grant set forth in this Notice of Grant. This time period cannot be extended. You acknowledge (a) that you have been advised to consult with a tax advisor regarding the tax consequences of the award of the Restricted Shares and (b) that timely filing of a section 83(b) election is your sole responsibility, even if you request the Company or its representative to file such election on your behalf.

In addition, you are consenting to receive documents from the Company and any plan administrator by means of electronic delivery, provided that such delivery complies with applicable law. This consent shall be effective for the entire time that you are a participant in the Plan.

By signing this Notice you will become a party to the Eighth Amended and Restated Investors’ Rights Agreement, dated December 6, 2011, as it may be amended from time-to-time (the “Investors’ Rights Agreement”), attached as Appendix D. You further acknowledge receipt of a copy of the Plan, the Agreement and the Investors’ Rights Agreement and agree to all of the terms and conditions of this Notice of Grant and of the Plan, the Agreement and the Investors’ Rights Agreement, which are incorporated in this Notice of Grant by reference.

Note: To accept the grant of these Restricted Shares, you must execute this form and return an executed copy to [                    ] (the “Designated Recipient”) by [                    ]. Failure to return the executed copy to the Designated Recipient by such date will render this grant of Restricted Stock invalid.

<Name>

<Date>

REATA PHARMACEUTICALS, INC.,
a Delaware corporation

By:
Name:	[ ]
Title:	[ ]

Accepted by:

[GRANTEE]

Date:

[ ]

Date Received:

Attachments:

Appendix A – Reata Pharmaceuticals, Inc. Amended and Restated 2007 Long Term Incentive Plan

Appendix B – Restricted Stock Agreement

Appendix C – Section 83(b) Election

Appendix D – Investors’ Rights Agreement

Appendix A

Reata Pharmaceuticals, Inc.

Amended and Restated

2007 Long Term Incentive Plan

Appendix B

Restricted Stock Agreement

Appendix C

Section 83(b) Election

INSTRUCTIONS FOR FILING

YOUR SECTION 83(b) ELECTION

1.	Not later than 30 days after the date of grant, mail one executed copy of the election by certified mail, return receipt requested, to the IRS Service Center where your federal tax returns are filed. Attached is a sample cover letter to the Internal Revenue Service to be used in connection with filing the Section 83(b) election. In addition, below is a chart that lists the address for each IRS service center.

Taxpayer’s State of Residence	IRS Service Center
Alabama, Georgia, North Carolina, South Carolina	Department of the Treasury Internal Revenue Service Kansas City, MO 64999-0002

Florida, Louisiana, Mississippi, Texas	Department of the Treasury Internal Revenue Service Austin, TX 73301-0002

Alaska, Arizona, California, Colorado, Hawaii, Nevada, Oregon, Washington	Department of the Treasury Internal Revenue Service Fresno, CA 93888-0002

Arkansas, Idaho, Illinois, Indiana, Iowa, Kansas, Michigan, Minnesota, Montana, Nebraska, New Mexico, North Dakota, Ohio, Oklahoma, South Dakota, Utah, Wisconsin, Wyoming	Department of the Treasury Internal Revenue Service Fresno, CA 93888-0002

Kentucky, Tennessee, Missouri, New Jersey, Virginia, West Virginia	Department of the Treasury Internal Revenue Service Kansas City, MO 64999-0002

Connecticut, Delaware, District of Columbia, Maine, Maryland, Massachusetts, New Hampshire, New York, Pennsylvania, Rhode Island, Vermont	Department of the Treasury Internal Revenue Service Kansas City, MO 64999-0002

A foreign country, U.S. possession or territory*, or use an APO or FPO address, or file Form 2555, 2555-EZ, or 4563, or are a dual-status alien	Department of the Treasury Internal Revenue Service Austin, TX 73301-0215

*	If you live in American Samoa, Puerto Rico, Guam, the U.S. Virgin Islands, or the Northern Mariana Islands, see IRS Publication 570.

1.	Mail one copy of the executed election by certified mail, return receipt requested, to:

Reata Pharmaceuticals, Inc.

Attn: Legal Department

2801 Gateway Drive, Suite 150

Irving, TX 75063

2.	Attach a copy of the election to your federal income tax return for the year in which the grant and election were made.

Note: It is your sole responsibility, and not the responsibility of Reata Pharmaceuticals, Inc. (the “Company”) or any of its affiliates, to timely file your Section 83(b) election even if you request the Company or any of its affiliates or any of their respective managers, directors, officers, employees or authorized representatives (including attorneys, accountants, consultants, bankers, lenders, prospective lenders and financial representatives) of the Company to assist in making such filing. In addition, the Company and its affiliates cannot provide you with tax advice. The information provided in these instructions is general in nature and if you have any specific questions about your individual tax circumstances, you should consult with your tax adviser.

2

SUGGESTED FORM OF SECTION 83(b)

ELECTION TRANSMITTAL LETTER

[DATE]

VIA CERTIFIED MAIL

Return Receipt Requested

Department of the Treasury

Internal Revenue Service Center

[Insert applicable IRS service center address]

Re:	Election Under Section 83(b) of the Internal Revenue Code

Ladies and Gentlemen:

Pursuant to Treasury Regulation Section 1.83-2(c) promulgated under Section 83 of the Internal Revenue Code of 1986, as amended (the “Code”), enclosed please find a copy of an executed election under Section 83(b) of the Code relating to the issuance of common stock of Reata Pharmaceuticals, Inc., a Delaware corporation.

Very truly yours,

[TAXPAYER NAME]

Enclosure

3

SECTION 83(b) ELECTION

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in gross income as compensation for services the excess (if any) of the fair market value of the property described below over the amount paid for such property.

1.	The name, taxpayer identification number and address of the undersigned (the “Taxpayer”), and the taxable year for which this election is being made are:

Taxpayer’s Name:

Taxpayer’s Social
Security/Employer Identification Number: - -

Taxpayer’s Address:

	Taxable Year:	Calendar Year

2.	The property that is the subject of this election (the “Property”) is common shares, par value $0.01 per share, in Reata Pharmaceuticals, Inc.

3.	The Property was transferred to the Taxpayer on .

4.	The Property is subject to the following restrictions: Pursuant to the terms of the Reata Pharmaceuticals, Inc. Amended and Restated 2007 Long Term Incentive Plan and the Restricted Stock Agreement and related Notice of Grant of Restricted Sock (the “Agreement”) between Reata Pharmaceuticals, Inc. and the Taxpayer, the common stock will not be transferable and will be subject to a substantial risk of forfeiture as set forth in the Agreement and the Reata Pharmaceuticals, Inc. Amended and Restated 2007 Long Term Incentive Plan. The restrictions on the common stock will expire and the shares will become transferable and non-forfeitable according to the following schedule: ; provided, however, that such restrictions will expire on such dates only if the Taxpayer continues to provide services to Reata Pharmaceuticals, Inc. or its subsidiaries continuously from the Date of Grant through the vesting date. All unvested common stock shall be forfeited upon the termination of the Taxpayer’s employment or service relationship with the Company or its subsidiaries for any reason except as otherwise provided in the Taxpayer’s employment agreement.

5.	The fair market value of the Property at the time of transfer (determined without regard to any restriction other than a nonlapse restriction as defined in Section 1.83-3(h) of the Income Tax Regulations) is $ per common share × shares = $ .

6.	The amount paid by the Taxpayer for the Property is $ per common share × shares = $ .

7.	The amount to include in gross income is $ .

The undersigned taxpayer will file this election with the Internal Revenue Service office with which the taxpayer files his or her annual income tax return not later than 30 days after the date of transfer of the

4

Property. A copy of the election also will be furnished to the person for whom the services were performed. Additionally, the undersigned will include a copy of the election with his or her income tax return for the taxable year in which the Property is transferred. The undersigned is the person performing the services in connection with which the Property was transferred.

Dated:
Taxpayer’s Signature

5

Appendix D

Eighth Amended and Restated Investors’

Rights Agreement, dated December 6, 2011

Exhibit 10.2e

[TO BE PLACED ON REATA LETTERHEAD]

NOTICE OF GRANT OF RESTRICTED STOCK

(Employee)

Pursuant to the terms and conditions of the Reata Pharmaceuticals, Inc. Amended and Restated 2007 Long Term Incentive Plan, attached as Appendix A (the “Plan”), and the associated Restricted Stock Agreement, attached as Appendix B (the “Agreement”), you are hereby issued shares of Stock subject to certain restrictions thereon and under the terms and conditions set forth below, in the Agreement, and in the Plan (the “Restricted Shares”). Capitalized terms used but not defined herein shall have the meanings set forth in the Plan.

Grantee:

Date of Grant:	, (“Date of Grant”)

Number of Shares:

Fair Market Value of Shares on Date of Grant:

Vesting Schedule:

The restrictions on all of the Restricted Shares granted pursuant to the Agreement will expire and the Restricted Shares will become transferable, except to the extent provided in Section 14 of the Agreement, and nonforfeitable as follows: [                    ] Restricted Shares will vest on the date that is the one year anniversary of the Date of Grant, following which [                    ] Restricted Shares will vest every three months, such that 100% of the Restricted Shares will be vested as of the [                    ] year anniversary of the Date of Grant; provided, however, that, except as otherwise provided in the Agreement, such Restricted Shares will vest on such dates only if you remain in the employ of or a service provider to the Company or its Subsidiaries continuously from the Date of Grant through the applicable vesting date.

Notwithstanding the foregoing, following a Change in Control, any Restricted Shares that are unvested on the date of the Change in Control shall vest with respect to [                    ] of all such unvested Restricted Shares on the one month anniversary of the Change in Control and thereafter with respect to an additional [                    ] of all such unvested Restricted Shares at the time of the Change in Control on each subsequent month anniversary of the Change in Control such that the Restricted Shares will be 100% vested on the [                    ] month anniversary of the Change in Control, in each case, so long as you remain in the employ of or a service provider to the Company or its Subsidiaries continuously from the Date of Grant

<Name>

<Date>

through the applicable vesting date; provided, however, that if 100% of the Restricted Shares would otherwise become vested pursuant to the vesting rules set forth in the preceding paragraph prior to the [ ] month anniversary of the date of the Change in Control, then the Restricted Shares will become vested in accordance with such vesting rules.

By your signature and the signature of the Company’s representative below, you and the Company hereby acknowledge receipt of the Restricted Shares issued on the Date of Grant indicated above, which have been issued under the terms and conditions of this Notice of Grant of Restricted Stock (the “Notice of Grant”), the Plan and the Agreement.

You acknowledge and agree that (a) you are not relying upon any determination by the Company, its affiliates, or any of their respective employees, directors, officers, attorneys or agents (collectively, the “Company Parties”) of the Fair Market Value of the Stock on the Date of Grant, (b) you are not relying upon any written or oral statement or representation of the Company Parties regarding the tax effects associated with your execution of this Notice of Grant and your receipt, holding and vesting of the Restricted Shares, and (c) in deciding to enter into this Agreement, you are relying on your own judgment and the judgment of the professionals of your choice with whom you have consulted. You hereby release, acquit and forever discharge the Company Parties from all actions, causes of actions, suits, debts, obligations, liabilities, claims, damages, losses, costs and expenses of any nature whatsoever, known or unknown, on account of, arising out of, or in any way related to the tax effects associated with your execution of the Agreement and your receipt, holding and vesting of the Restricted Shares.

Furthermore, you understand and acknowledge that you should consult with your tax advisor regarding the advisability of filing with the Internal Revenue Service an election under section 83(b) of the Code with respect to the Restricted Shares for which the restrictions have not lapsed. A form of a Section 83(b) Election has been attached to this Agreement as Appendix C for your convenience. This election must be filed no later than 30 days after Date of Grant set forth in this Notice of Grant. This time period cannot be extended. You acknowledge (a) that you have been advised to consult with a tax advisor regarding the tax consequences of the award of the Restricted Shares and (b) that timely filing of a section 83(b) election is your sole responsibility, even if you request the Company or its representative to file such election on your behalf.

In addition, you are consenting to receive documents from the Company and any plan administrator by means of electronic delivery, provided that such delivery complies with applicable law. This consent shall be effective for the entire time that you are a participant in the Plan.

By signing this Notice you will become a party to the Eighth Amended and Restated Investors’ Rights Agreement, dated December 6, 2011, as it may be amended from time-to-time (the “Investors’ Rights Agreement”), attached as Appendix D. You further acknowledge receipt of a copy of the Plan, the Agreement and the Investors’ Rights Agreement and agree to all of the terms and conditions of this Notice of Grant and of the Plan, the Agreement and the Investors’ Rights Agreement, which are incorporated in this Notice of Grant by reference.

<Name>

<Date>

Note: To accept the grant of these Restricted Shares, you must execute this form and return an executed copy to [                    ] (the “Designated Recipient”) by [                    ]. Failure to return the executed copy to the Designated Recipient by such date will render this grant of Restricted Stock invalid.

<Name>

<Date>

REATA PHARMACEUTICALS, INC.,
a Delaware corporation

By:
Name:	[ ]
Title:	[ ]

Accepted by:

[GRANTEE]

Date:

[ ]

Date Received:

Attachments:

Appendix A – Reata Pharmaceuticals, Inc. Amended and Restated 2007 Long Term Incentive Plan

Appendix B – Restricted Stock Agreement

Appendix C – Section 83(b) Election

Appendix D – Investors’ Rights Agreement

Appendix A

Reata Pharmaceuticals, Inc.

Amended and Restated

2007 Long Term Incentive Plan

Appendix B

Restricted Stock Agreement

Appendix C

Section 83(b) Election

INSTRUCTIONS FOR FILING

YOUR SECTION 83(b) ELECTION

1.	Not later than 30 days after the date of grant, mail one executed copy of the election by certified mail, return receipt requested, to the IRS Service Center where your federal tax returns are filed. Attached is a sample cover letter to the Internal Revenue Service to be used in connection with filing the Section 83(b) election. In addition, below is a chart that lists the address for each IRS service center.

Taxpayer’s State of Residence	IRS Service Center
Alabama, Georgia, North Carolina, South Carolina	Department of the Treasury Internal Revenue Service Kansas City, MO 64999-0002

Florida, Louisiana, Mississippi, Texas	Department of the Treasury Internal Revenue Service Austin, TX 73301-0002

Alaska, Arizona, California, Colorado, Hawaii, Nevada, Oregon, Washington	Department of the Treasury Internal Revenue Service Fresno, CA 93888-0002

Arkansas, Idaho, Illinois, Indiana, Iowa, Kansas, Michigan, Minnesota, Montana, Nebraska, New Mexico, North Dakota, Ohio, Oklahoma, South Dakota, Utah, Wisconsin, Wyoming	Department of the Treasury Internal Revenue Service Fresno, CA 93888-0002

Kentucky, Tennessee, Missouri, New Jersey, Virginia, West Virginia	Department of the Treasury Internal Revenue Service Kansas City, MO 64999-0002

Connecticut, Delaware, District of Columbia, Maine, Maryland, Massachusetts, New Hampshire, New York, Pennsylvania, Rhode Island, Vermont	Department of the Treasury Internal Revenue Service Kansas City, MO 64999-0002

A foreign country, U.S. possession or territory*, or use an APO or FPO address, or file Form 2555, 2555-EZ, or 4563, or are a dual-status alien	Department of the Treasury Internal Revenue Service Austin, TX 73301-0215

*	If you live in American Samoa, Puerto Rico, Guam, the U.S. Virgin Islands, or the Northern Mariana Islands, see IRS Publication 570.

1.	Mail one copy of the executed election by certified mail, return receipt requested, to:

Reata Pharmaceuticals, Inc.

Attn: Legal Department

2801 Gateway Drive, Suite 150

Irving, TX 75063

2.	Attach a copy of the election to your federal income tax return for the year in which the grant and election were made.

Note: It is your sole responsibility, and not the responsibility of Reata Pharmaceuticals, Inc. (the “Company”) or any of its affiliates, to timely file your Section 83(b) election even if you request the Company or any of its affiliates or any of their respective managers, directors, officers, employees or authorized representatives (including attorneys, accountants, consultants, bankers, lenders, prospective lenders and financial representatives) of the Company to assist in making such filing. In addition, the Company and its affiliates cannot provide you with tax advice. The information provided in these instructions is general in nature and if you have any specific questions about your individual tax circumstances, you should consult with your tax adviser.

2

SUGGESTED FORM OF SECTION 83(b)

ELECTION TRANSMITTAL LETTER

[DATE]

VIA CERTIFIED MAIL

Return Receipt Requested

Department of the Treasury

Internal Revenue Service Center

[Insert applicable IRS service center address]

Re:	Election Under Section 83(b) of the Internal Revenue Code

Ladies and Gentlemen:

Pursuant to Treasury Regulation Section 1.83-2(c) promulgated under Section 83 of the Internal Revenue Code of 1986, as amended (the “Code”), enclosed please find a copy of an executed election under Section 83(b) of the Code relating to the issuance of common stock of Reata Pharmaceuticals, Inc., a Delaware corporation.

Very truly yours,

[TAXPAYER NAME]

Enclosure

3

SECTION 83(b) ELECTION

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in gross income as compensation for services the excess (if any) of the fair market value of the property described below over the amount paid for such property.

1.	The name, taxpayer identification number and address of the undersigned (the “Taxpayer”), and the taxable year for which this election is being made are:

Taxpayer’s Name:

Taxpayer’s Social
Security/Employer Identification Number: - -

Taxpayer’s Address:

	Taxable Year:	Calendar Year

2.	The property that is the subject of this election (the “Property”) is common shares, par value $0.01 per share, in Reata Pharmaceuticals, Inc.

3.	The Property was transferred to the Taxpayer on .

4.	The Property is subject to the following restrictions: Pursuant to the terms of the Reata Pharmaceuticals, Inc. Amended and Restated 2007 Long Term Incentive Plan and the Restricted Stock Agreement and related Notice of Grant of Restricted Sock (the “Agreement”) between Reata Pharmaceuticals, Inc. and the Taxpayer, the common stock will not be transferable and will be subject to a substantial risk of forfeiture as set forth in the Agreement and the Reata Pharmaceuticals, Inc. Amended and Restated 2007 Long Term Incentive Plan. The restrictions on the common stock will expire and the shares will become transferable and non-forfeitable according to the following schedule: ; provided, however, that such restrictions will expire on such dates only if the Taxpayer continues to provide services to Reata Pharmaceuticals, Inc. or its subsidiaries continuously from the Date of Grant through the vesting date. All unvested common stock shall be forfeited upon the termination of the Taxpayer’s employment or service relationship with the Company or its subsidiaries for any reason except as otherwise provided in the Taxpayer’s employment agreement.

5.	The fair market value of the Property at the time of transfer (determined without regard to any restriction other than a nonlapse restriction as defined in Section 1.83-3(h) of the Income Tax Regulations) is $ per common share x shares = $ .

6.	The amount paid by the Taxpayer for the Property is $ per common share x shares = $ .

7.	The amount to include in gross income is $ .

The undersigned taxpayer will file this election with the Internal Revenue Service office with which the taxpayer files his or her annual income tax return not later than 30 days after the date of transfer of the

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Property. A copy of the election also will be furnished to the person for whom the services were performed. Additionally, the undersigned will include a copy of the election with his or her income tax return for the taxable year in which the Property is transferred. The undersigned is the person performing the services in connection with which the Property was transferred.

Dated:
Taxpayer’s Signature

5

Appendix D

Eighth Amended and Restated Investors’

Rights Agreement, dated December 6, 2011

Exhibit 10.2f

[TO BE PLACED ON REATA LETTERHEAD]

            , 20

NOTICE OF GRANT OF RESTRICTED STOCK UNIT

(Director/Consultant)

Pursuant to the terms and conditions of the Reata Pharmaceuticals, Inc. Amended and Restated 2007 Long Term Incentive Plan, attached as Appendix A (the “Plan”), and the associated Restricted Stock Unit Agreement, attached as Appendix B (the “Agreement”), you are hereby granted an award to receive the number of Restricted Stock Units set forth below whereby each Restricted Stock Unit represents the right to receive one share of Stock, plus rights to certain Dividend Equivalents described in Section 4 of the Agreement, subject to certain restrictions thereon, and under the terms and conditions set forth below, in the Agreement, and in the Plan (the “Restricted Stock Units”). Capitalized terms used but not defined herein shall have the meanings set forth in the Plan.

Grantee:

Date of Grant:	(“Date of Grant”)

Number of Restricted Stock Units:

Vesting Schedule:

The Forfeiture Restrictions on the Restricted Stock Units granted pursuant to the Agreement will expire and the Restricted Stock Units will vest and become nonforfeitable, as set forth in Section 6 of the Agreement, as follows: [                    ] provided, however, that, except as otherwise provided in the Agreement, such Restricted Stock Units will vest on such dates only if you remain a director or employee of or a service provider to the Company or its Subsidiaries continuously from the Date of Grant through the applicable vesting date.

Notwithstanding the foregoing, in the event of (i) a Change in Control, (ii) a separation from service by reason of death, or (iii) a separation from service by reason of Disability (as defined below), any Restricted Stock Units that are unvested on the date of such event shall become vested on such date.

“Disability” means, as determined by the Board or the Committee, in its sole discretion exercised in good faith, a physical or mental impairment of sufficient severity that you are either unable to

<Name>

<Date>

perform the essential functions of your position, with or without a reasonable accommodation for your disability, or to perform the essential functions of your position without an accommodation that would be an undue hardship for the Company or a Subsidiary to provide.

Settlement Event:	Stock will become issuable (which Stock will be fully transferable when issued, except to the extent provided in Section 14 of the Agreement) and Dividend Equivalents payable on the date elected by the Grantee on a timely submitted Settlement Election Form and, if no such form is timely submitted by the Grantee, then on the date of vesting of the Restricted Stock Units. Absent a provision in the Agreement or the Plan to the contrary, Stock and Dividend Equivalents with respect to vested Restricted Stock Units will be delivered to you no later than 45 days following the Settlement Event.

By your signature and the signature of the Company’s representative below, you and the Company hereby acknowledge receipt of the Restricted Stock Units issued on the Date of Grant indicated above, which have been granted under the terms and conditions of this Notice of Grant of Restricted Stock Units (the “Notice of Grant”), the Plan and the Agreement.

You acknowledge and agree that (a) you are not relying upon any written or oral statement or representation of the Company, its affiliates, or any of their respective employees, directors, officers, attorneys or agents (collectively, the “Company Parties”) regarding the tax effects associated with your execution of this Notice of Grant and your receipt and holding of and the vesting of the Restricted Stock Units, and (b) in deciding to enter into this Agreement, you are relying on your own judgment and the judgment of the professionals of your choice with whom you have consulted. You hereby release, acquit and forever discharge the Company Parties from all actions, causes of actions, suits, debts, obligations, liabilities, claims, damages, losses, costs and expenses of any nature whatsoever, known or unknown, on account of, arising out of, or in any way related to the tax effects associated with your execution of the Agreement and your receipt and holding of and the vesting of the Restricted Stock Units. In addition, you are consenting to receive documents from the Company and any plan administrator by means of electronic delivery, provided that such delivery complies with applicable law. This consent shall be effective for the entire time that you are a participant in the Plan.

By signing this Notice you will become a party to the Eighth Amended and Restated Investors’ Rights Agreement, dated December 6, 2011, as it may be amended from time-to-time (the “Investors’ Rights Agreement”), attached as Appendix C. You further acknowledge receipt of a copy of the Plan, the Agreement and the Investors’ Rights Agreement and agree to all of the terms and conditions of this Notice of Grant and of the Plan, the Agreement and the Investors’ Rights Agreement, which are incorporated in this Notice of Grant by reference.

Note: To accept the grant of these Restricted Stock Units, you must execute this form and return an executed copy to [                    ] (the “Designated Recipient”) by [                    ]. Failure to return the executed copy to the Designated Recipient by such date will render this Restricted Stock Unit invalid.

<Name>

<Date>

REATA PHARMACEUTICALS, INC.,
a Delaware corporation

By:
Name:	[ ]
Title:	[ ]

Accepted by:

[GRANTEE]

Date:

[ ]

Date Received:

Attachments:

Appendix A – Reata Pharmaceuticals, Inc. Amended and Restated 2007 Long Term Incentive Plan

Appendix B – Restricted Stock Unit Agreement

Appendix C – Investors’ Rights Agreement

Appendix A

Reata Pharmaceuticals, Inc.

Amended and Restated

2007 Long Term Incentive Plan

Appendix B

Restricted Stock Unit Agreement

Appendix C

Eighth Amended and Restated Investors’

Rights Agreement, dated December 6, 2011

Exhibit 10.2g

[TO BE PLACED ON REATA LETTERHEAD]

            , 20

NOTICE OF GRANT OF RESTRICTED STOCK UNIT

(Employee)

Pursuant to the terms and conditions of the Reata Pharmaceuticals, Inc. Amended and Restated 2007 Long Term Incentive Plan, attached as Appendix A (the “Plan”), and the associated Restricted Stock Unit Agreement, attached as Appendix B (the “Agreement”), you are hereby granted an award to receive the number of Restricted Stock Units set forth below whereby each Restricted Stock Unit represents the right to receive one share of Stock, plus rights to certain Dividend Equivalents described in Section 4 of the Agreement, subject to certain restrictions thereon, and under the terms and conditions set forth below, in the Agreement, and in the Plan (the “Restricted Stock Units”). Capitalized terms used but not defined herein shall have the meanings set forth in the Plan.

Grantee:

Date of Grant:	(“Date of Grant”)

Number of Restricted Stock Units:

Vesting Schedule:

The Forfeiture Restrictions on the Restricted Stock Units granted pursuant to the Agreement will expire and the Restricted Stock Units will vest and become nonforfeitable, as set forth in Section 6 of the Agreement, as follows: [                    ] Restricted Stock Units will vest on the date that is the one year anniversary of the Date of Grant, following which [                    ] Restricted Stock Units will vest every three months, such that 100% of the Restricted Stock Units will be vested as of the [                    ] year anniversary of the Date of Grant; provided, however, that, except as otherwise provided in the Agreement, such Restricted Stock Units will vest on such dates only if you remain in the employ of or a service provider to the Company or its Subsidiaries continuously from the Date of Grant through the applicable vesting date.

Notwithstanding the foregoing, following a Change in Control, any Restricted Stock Units that are unvested on the date of the Change in Control shall vest with respect to [                    ] of all such unvested Restricted Stock Units on the one month anniversary of the Change in Control and thereafter with respect to an additional [                    ] of

<Name>

<Date>

all such unvested Restricted Stock Units at the time of the Change in Control on each subsequent month anniversary of the Change in Control such that the Restricted Stock Units will be 100% vested on the [ ] month anniversary of the Change in Control, in each case, so long as you remain in the employ of or a service provider to the Company or its Subsidiaries continuously from the Date of Grant through the applicable vesting date; provided, however, that if 100% of the Restricted Stock Units would otherwise become vested pursuant to the vesting rules set forth in the preceding paragraph prior to the [ ] month anniversary of the date of the Change in Control, then the Restricted Stock Units will become vested in accordance with such vesting rules.

Settlement Event:	Stock will become issuable (which Stock will be fully transferable when issued, except to the extent provided in Section 14 of the Agreement) and Dividend Equivalents payable on the date of vesting of the Restricted Stock Units. Absent a provision in the Agreement or the Plan to the contrary, Stock and Dividend Equivalents with respect to vested Restricted Stock Units will be delivered to you no later than 45 days following the Settlement Event.

By your signature and the signature of the Company’s representative below, you and the Company hereby acknowledge receipt of the Restricted Stock Units issued on the Date of Grant indicated above, which have been granted under the terms and conditions of this Notice of Grant of Restricted Stock Units (the “Notice of Grant”), the Plan and the Agreement.

You acknowledge and agree that (a) you are not relying upon any written or oral statement or representation of the Company, its affiliates, or any of their respective employees, directors, officers, attorneys or agents (collectively, the “Company Parties”) regarding the tax effects associated with your execution of this Notice of Grant and your receipt and holding of and the vesting of the Restricted Stock Units, and (b) in deciding to enter into this Agreement, you are relying on your own judgment and the judgment of the professionals of your choice with whom you have consulted. You hereby release, acquit and forever discharge the Company Parties from all actions, causes of actions, suits, debts, obligations, liabilities, claims, damages, losses, costs and expenses of any nature whatsoever, known or unknown, on account of, arising out of, or in any way related to the tax effects associated with your execution of the Agreement and your receipt and holding of and the vesting of the Restricted Stock Units. In addition, you are consenting to receive documents from the Company and any plan administrator by means of electronic delivery, provided that such delivery complies with applicable law. This consent shall be effective for the entire time that you are a participant in the Plan.

By signing this Notice you will become a party to the Eighth Amended and Restated Investors’ Rights Agreement, dated December 6, 2011, as it may be amended from time-to-time (the “Investors’ Rights Agreement”), attached as Appendix C. You further acknowledge receipt of a copy of the Plan, the Agreement and the Investors’ Rights Agreement and agree to all of the terms and conditions of this Notice of Grant and of the Plan, the Agreement and the Investors’ Rights Agreement, which are incorporated in this Notice of Grant by reference.

<Name>

<Date>

Note: To accept the grant of these Restricted Stock Units, you must execute this form and return an executed copy to [                    ] (the “Designated Recipient”) by [                    ]. Failure to return the executed copy to the Designated Recipient by such date will render this Restricted Stock Unit invalid.

<Name>

<Date>

REATA PHARMACEUTICALS, INC.,
a Delaware corporation

By:
Name:	[ ]
Title:	[ ]

Accepted by:

[GRANTEE]

Date:

[ ]

Date Received:

Attachments:

Appendix A – Reata Pharmaceuticals, Inc. Amended and Restated 2007 Long Term Incentive Plan

Appendix B – Restricted Stock Unit Agreement

Appendix C – Investors’ Rights Agreement

Appendix A

Reata Pharmaceuticals, Inc.

Amended and Restated

2007 Long Term Incentive Plan

Appendix B

Restricted Stock Unit Agreement

Appendix C

Eighth Amended and Restated Investors’

Rights Agreement, dated December 6, 2011

Exhibit 10.2h

Reata Pharmaceuticals, Inc. Amended and Restated 2007 Long Term Incentive Plan (the “Plan”)

Notice of Stock Option Exercise

OPTIONEE INFORMATION:

Name:	Employee Number:
Address:

OPTION INFORMATION:

Date of Grant: , , 20	Type of Option: ☐ Nonstatutory (NSO) or
☐ Incentive (ISO)
Exercise Price per share: $

Total number of shares of common stock (“Stock”) of Reata Pharmaceuticals, Inc. (the “Company”) covered by option:	shares

EXERCISE INFORMATION:

1.	Number of shares of Stock of the Company for which option is being exercised now:

                 (These shares are referred to below as the “Purchased Shares.”)

2.	Total Exercise Price for the Purchased Shares: $

3.	Total tax withholding associated with Purchased Shares: $

(Please contact                      at                      to obtain this information.)

4.	Form of payment of exercise price (enclosed, as applicable) [check all that apply]:

☐ a.	Check for $ , made payable to “Reata Pharmaceuticals, Inc.”	☐ c.	I elect for the Company to withhold from the number shares of Stock set forth in Item 1 above a number of shares with a Fair Market Value (as defined in the Plan) equal to the Exercise Price set forth in my Notice of Grant of Stock Option. (These shares will be valued as of the date this notice is received by the Company.)
☐ b.	Certificate(s) for shares of Stock of the Company that I have owned for at least six months. (These shares will be valued as of the date this notice is received by the Company.)

Note that the forms of payment described in Items 4.b. and 4.c. require approval by the committee appointed by the Board of Directors of the Company to administer the Plan (the “Committee”).

5.	Form of payment of tax withholding (enclosed, as applicable) [check all that apply]:

☐ a.	Check for $ , made payable to “Reata Pharmaceuticals, Inc.”	☐ c.	I elect for the Company to withhold from the number shares of Stock set forth in Item 1 above the number of shares with a Fair Market Value (as defined in the Plan) equal to the amount necessary to satisfy the Company’s tax withholding obligations. (These shares will be valued as of the date this notice is received by the Company.)
☐ b.	Certificate(s) for shares of Stock of the Company that I have owned for at least six months. (These shares will be valued as of the date this notice is received by the Company.)

Note that the forms of payment described in Items 5.b. and 5.c. require approval by the Committee.

6.	Names in which the Purchased Shares should be registered [you must check one]:

☐ a.	In my name only

☐ b.	In the names of my spouse and myself as community	My spouse’s name (if applicable):
property

☐ c.	In the names of my spouse and myself as joint tenants with the right of survivorship

7.	If certificated shares are issued, the
Purchased Shares should be sent to the
following address:

You must sign this Notice on the third page before submitting it to the Company.

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REPRESENTATIONS AND ACKNOWLEDGMENTS OF THE OPTIONEE:

1.	I represent and warrant to the Company that I am acquiring and will hold the Purchased Shares for investment for my account only, and not with a view to, or for resale in connection with, any “distribution” of the Purchased Shares within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

2.	I understand that the Purchased Shares have not been registered under the Securities Act by reason of a specific exemption therefrom and that the Purchased Shares must be held indefinitely, unless they are subsequently registered under the Securities Act or I obtain an opinion of counsel (in form and substance satisfactory to the Company and its counsel) that registration is not required.

3.	I acknowledge that the Company is under no obligation to register the Purchased Shares.

4.	I am aware of the adoption of Rule 144 by the Securities and Exchange Commission under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions. These conditions include (without limitation) that certain current public information about the issuer is available, that the resale occurs only after the holding period required by Rule 144 has been satisfied, that the sale occurs through a “riskless principal transaction,” an unsolicited “broker’s transaction” or directly with a “market maker” and that the amount of securities being sold during any three month period does not exceed specified limitations. I understand that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.

5.	I will not sell, transfer or otherwise dispose of the Purchased Shares in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder, including Rule 144 under the Securities Act.

6.	I acknowledge that I have received and have had access to such information as I consider necessary or appropriate for deciding whether to invest in the Purchased Shares and that I have had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Purchased Shares.

7.	I am aware that my investment in the Company is a speculative investment which has limited liquidity and is subject to the risk of complete loss. I am able, without impairing my financial condition, to hold the Purchased Shares for an indefinite period and to suffer a complete loss of my investment in the Purchased Shares.

8.	I acknowledge that the Purchased Shares remain subject to the Company’s right of first refusal and purchase option and may remain subject to the Company’s right of repurchase at the exercise price, all in accordance with the Plan, and the applicable Notice of Grant of Stock Option and Stock Option Agreement (the “Agreement”).

9.	I acknowledge that the Purchased Shares remain subject to, and I remain a party to, the Eighth Amended and Restated Investors’ Rights Agreement, dated December 6, 2011, as amended from time-to-time, by and among the Company and certain other individuals listed therein (the “Investors’ Rights Agreement”).

10.	I acknowledge that I am acquiring the Purchased Shares subject to all other terms of the Notice of Grant of Stock Option, the Agreement and the Investors’ Rights Agreement.

11.	I agree to seek the consent of my spouse to the extent required by the Company to enforce the foregoing.

By:
Name:
Date:

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Exhibit 10.2i

REATA PHARMACEUTICALS, INC.

AMENDED AND RESTATED

2007 LONG TERM INCENTIVE PLAN

RESTRICTED STOCK AGREEMENT

This Agreement is made and entered into as of the Date of Grant set forth in the Notice of Grant of Restricted Stock (“Notice of Grant”) by and between Reata Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and you;

WHEREAS, the Company in order to induce you to enter into and to continue and dedicate service to the Company and to materially contribute to the success of the Company agrees to grant you this restricted stock award;

WHEREAS, the Company adopted the Reata Pharmaceuticals, Inc. Amended and Restated 2007 Long Term Incentive Plan as it may be amended from time to time (the “Plan”) under which the Company is authorized to grant restricted stock awards to certain employees and service providers of the Company and certain Affiliates;

WHEREAS, a copy of the Plan has been furnished to you and shall be deemed a part of this restricted stock award agreement (“Agreement”) as if fully set forth herein and the terms capitalized but not defined herein shall have the meanings set forth in the Plan or the Notice of Grant; and

WHEREAS, you desire to accept the restricted stock award made pursuant to this Agreement.

NOW, THEREFORE, in consideration of and mutual covenants set forth herein and for other valuable consideration hereinafter set forth, the parties agree as follows:

1. The Grant. Subject to the conditions set forth below, the Company hereby grants you effective as of the Date of Grant set forth in the Notice of Grant, as a matter of separate inducement but not in lieu of any salary or other compensation for your services for the Company, an award (the “Award”) consisting of the aggregate number of shares of Stock set forth in the Notice of Grant (the “Restricted Shares”) in accordance with the terms and conditions set forth herein and in the Plan.

2. Escrow of Restricted Shares. The Company shall evidence the Restricted Stock in the manner that it deems appropriate, including, without limitation, certificating the Restricted Stock or evidencing the Restricted Stock in book entry form, electronic or otherwise. The Company may issue in your name a certificate or certificates representing the Restricted Stock and retain that certificate or those certificates until the restrictions on such Award expire as contemplated in Section 5 of this Agreement or the Award is forfeited as described in Sections 4 and 6 of this Agreement. If the Company certificates the Restricted Stock, you shall execute one or more stock powers in blank for those certificates and deliver those stock powers to the Company. The Company shall hold the Restricted Stock and the related stock powers pursuant to the terms of this Agreement, if applicable, until such time as (a) a certificate or certificates for the Restricted Stock are delivered to you, (b) the Restricted Stock is otherwise transferred to you free of restrictions, or (c) the Restricted Stock is canceled and forfeited pursuant to this Agreement.

3. Ownership of Restricted Shares. From and after the Date of Grant, you will be entitled to all the rights of absolute ownership of the Restricted Stock granted under this Agreement, including the right to vote those shares; provided, however, that any dividends paid by the Company with respect to the Restricted Stock prior to the expiration of the Forfeiture Restrictions (as defined below) shall be held in escrow by the Company and paid to you, if at all, at the time the Forfeiture Restrictions expire on the Restricted Stock for which the dividend accrued; provided, further, that in no event shall dividends be settled later than 45 days following the date on which the Forfeiture Restrictions expire with respect to the Restricted Stock for which the dividends were accrued. For purposes of clarity, if the Restricted Stock is forfeited by you pursuant to the terms of this Agreement then you shall also forfeit the dividends, if any, accrued with respect to such forfeited Restricted Stock. No interest will accrue on the dividends between the declaration and settlement of the dividends.

4. Restrictions; Forfeiture. The Restricted Stock under the Award is restricted in that it may not be sold, transferred or otherwise alienated or hypothecated until the restrictions enumerated in this Agreement and the Plan are removed or expire as contemplated in Section 5 or 6 of this Agreement. The Restricted Stock is also restricted in the sense that it may be forfeited to the Company (the “Forfeiture Restrictions”). You hereby agree that if the Restricted Stock is forfeited, as provided in Section 6, the Company shall have the right to deliver the Restricted Stock to the Company’s transfer agent for, at the Company’s election, cancellation or transfer to the Company.

5. Expiration of Restrictions and Risk of Forfeiture. The restrictions on the Restricted Shares granted pursuant to this Agreement of this Agreement will expire and the Restricted Shares will become transferable, except to the extent provided in Section 14 of this Agreement, and nonforfeitable as set forth in the Notice of Grant, provided that you remain in the employ of, or a service provider to, the Company or its Subsidiaries until the applicable dates set forth therein.

6. Termination of Services. Subject to Section 34, if your service relationship with the Company or any of its Subsidiaries is terminated for any reason, then those Restricted Shares for which the restrictions have not lapsed as of the date of termination shall become null and void and those Restricted Shares shall be forfeited to the Company. The Restricted Shares for which the restrictions have lapsed as of the date of such termination shall not be forfeited to the Company.

7. Leave of Absence. With respect to the Award, the Company may, in its sole discretion, determine that if you are on leave of absence for any reason you will be considered to still be in the employ of, or providing services for, the Company, provided that rights to the Restricted Shares during a leave of absence will be limited to the extent to which those rights were earned or vested when the leave of absence began.

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8. Delivery of Stock. Promptly following the expiration of the restrictions on the Restricted Shares as contemplated in Section 5 of this Agreement, the Company shall cause to be issued and delivered to you or your designee a certificate or other evidence of the number of Restricted Shares as to which restrictions have lapsed, free of any restrictive legend relating to the lapsed restrictions, upon receipt by the Company of any tax withholding as may be requested pursuant to Section 9. The value of such Restricted Shares shall not bear any interest owing to the passage of time.

9. Payment of Taxes. The Company may require you to pay to the Company (or the Company’s Subsidiary if you are an employee of a Subsidiary of the Company), an amount the Company deems necessary to satisfy its (or its Subsidiary’s) current or future obligation to withhold federal, state or local income or other taxes that you incur as a result of the Award. With respect to any required tax withholding, you may (a) direct the Company to withhold from the shares of Stock to be issued to you under this Agreement the number of shares necessary to satisfy the Company’s obligation to withhold taxes, which determination will be based on the shares’ Fair Market Value at the time such determination is made; (b) deliver to the Company shares of Stock sufficient to satisfy the Company’s tax withholding obligations, based on the shares’ Fair Market Value at the time such determination is made; (c) deliver cash to the Company sufficient to satisfy its tax withholding obligations; or (d) satisfy such tax withholding through any combination of (a), (b) and (c). If you desire to elect to use the stock withholding option described in subparagraph (a), you must make the election at the time and in the manner the Company prescribes. If such tax obligations are satisfied under subparagraph (a) or (b), the maximum number of shares of Stock that may be so withheld or surrendered shall be the number of shares of Stock that have an aggregate Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such tax liabilities determined based on the greatest withholding rates for federal, state, foreign and/or local tax purposes, including payroll taxes, that may be utilized without creating adverse accounting treatment with respect to such Award The Company, in its discretion, may deny your request to satisfy its tax withholding obligations using a method described under subparagraph (a), (b), or (d). In the event the Company determines that the aggregate Fair Market Value of the shares of Stock withheld as payment of any tax withholding obligation is insufficient to discharge that tax withholding obligation, then you must pay to the Company, in cash, the amount of that deficiency immediately upon the Company’s request.

10. Compliance with Securities Law. Notwithstanding any provision of this Agreement to the contrary, the issuance of Stock (including Restricted Shares) will be subject to compliance with all applicable requirements of federal, state, or foreign law with respect to such securities and with the requirements of any stock exchange or market system upon which the Stock may then be listed. No Stock will be issued hereunder if such issuance would constitute a violation of any applicable federal, state, or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, Stock will not be issued hereunder unless (a) a registration statement under the Securities Act, is at the time of issuance in effect with respect to the shares issued or (b) in the opinion of legal counsel to the Company, the shares issued may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. YOU ARE CAUTIONED THAT ISSUANCE OF UNRESTRICTED STOCK UPON THE VESTING OF RESTRICTED STOCK GRANTED PURSUANT TO THIS AGREEMENT

3

MAY NOT OCCUR UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares subject to the Award will relieve the Company of any liability in respect of the failure to issue such shares as to which such requisite authority has not been obtained. As a condition to any issuance hereunder, the Company may require you to satisfy any qualifications that may be necessary or appropriate to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect to such compliance as may be requested by the Company. From time to time, the Board and appropriate officers of the Company are authorized to take the Securities Actions necessary and appropriate to file required documents with governmental authorities, stock exchanges, and other appropriate Persons to make shares of Stock available for issuance.

11. Adjustments. The terms of the Award shall be subject to adjustment in accordance with Section 8 of the Plan.

12. Right of First Refusal. Stock acquired pursuant hereto is subject to the provisions of Section 9(b) of the Plan.

13. Purchase Option. Stock acquired pursuant hereto is subject to the provisions of Section 9(c) of the Plan.

14. Lock-Up Period. You agree not sell or otherwise transfer any Stock or other securities of the Company during any applicable Market Standoff Period, as described in Section 9(d) of the Plan.

15. Investors’ Rights Agreement. Stock acquired pursuant hereto is subject to the Investors’ Rights Agreement.

16. Legends. The Company may at any time place legends referencing any restrictions imposed on the shares pursuant to this Agreement on all certificates representing shares issued with respect to this Award.

17. Right of the Company and Subsidiaries to Terminate Services. Nothing in this Agreement confers upon you the right to continue in the employ of or performing services for the Company or any Subsidiary, or interferes in any way with the rights of the Company or any Subsidiary to terminate your employment or service relationship at any time.

18. Furnish Information. You agree to furnish to the Company all information requested by the Company to enable it to comply with any reporting or other requirements imposed upon the Company by or under any applicable statute or regulation.

19. Remedies. The parties to this Agreement shall be entitled to recover from each other reasonable attorneys’ fees incurred in connection with the successful enforcement of the terms and provisions of this Agreement whether by an action to enforce specific performance or for damages for its breach or otherwise.

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20. No Liability for Good Faith Determinations. The Company and the members of the Board shall not be liable for any act, omission or determination taken or made in good faith with respect to this Agreement or the Restricted Shares granted hereunder.

21. Execution of Receipts and Releases. Any payment of cash or any issuance or transfer of shares of Stock or other property to you, or to your legal representative, heir, legatee or distributee, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such Persons hereunder. The Company may require you or your legal representative, heir, legatee or distributee, as a condition precedent to such payment or issuance, to execute a release and receipt therefor in such form as it shall determine.

22. No Guarantee of Interests. The Board and the Company do not guarantee the Stock of the Company from loss or depreciation.

23. Company Records. Records of the Company or its Subsidiaries regarding your period of service, termination of service and the reason(s) therefor, and other matters shall be conclusive for all purposes hereunder, unless determined by the Company to be incorrect.

24. Notice. All notices required or permitted under this Agreement must be in writing and personally delivered or sent by mail and shall be deemed to be delivered on the date on which it is actually received by the person to whom it is properly addressed or if earlier the date it is sent via certified United States mail.

25. Waiver of Notice. Any person entitled to notice hereunder may waive such notice in writing.

26. Successors. This Agreement shall be binding upon you, your legal representatives, heirs, legatees and distributees, and upon the Company, its successors and assigns.

27. Severability. If any provision of this Agreement is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but such provision shall be fully severable and this Agreement shall be construed and enforced as if the illegal or invalid provision had never been included herein.

28. Company Action. Any action required of the Company shall be by resolution of the Board or by a person or entity authorized to act by resolution of the Board.

29. Headings. The titles and headings of Sections are included for convenience of reference only and are not to be considered in construction of the provisions hereof.

30. Governing Law. All questions arising with respect to the provisions of this Agreement shall be determined by application of the laws of Delaware, without giving any effect to any conflict of law provisions thereof, except to the extent Delaware state law is preempted by federal law. The obligation of the Company to sell and deliver Stock hereunder is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock.

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31. Consent to Texas Jurisdiction and Venue. You hereby consent and agree that state courts located in Dallas County, Texas and the United States District Court for the Northern District of Texas each shall have personal jurisdiction and proper venue with respect to any dispute between you and the Company arising in connection with the Restricted Shares or this Agreement. In any dispute with the Company, you will not raise, and you hereby expressly waive, any objection or defense to such jurisdiction as an inconvenient forum.

32. Amendment. This Agreement may be amended the Board or by the Committee at any time (a) without your consent, so long as the amendment does not materially and adversely affect your rights under the Award, or (b) with your consent. For purposes of clarity, any adjustment made to the Award pursuant to Section 8 of the Plan will be deemed not to materially and adversely affect your rights under this Award.

33. Clawback. This Agreement and your Award is subject to any written clawback policies of the Company, whether in effect on the Date of Grant or adopted, with the approval of the Board, following the Date of Grant. Any such policy may subject your Award and amounts paid or realized with respect to your Award to reduction, cancelation, forfeiture or recoupment if certain specified events or wrongful conduct occur, including but not limited to an accounting restatement due to the Company’s material noncompliance with financial reporting regulations or other events or wrongful conduct specified in any such clawback policy adopted to conform to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and rules promulgated thereunder by the Securities and Exchange Commission and that the Company determines should apply to this Award.

34. The Plan. This Agreement and the Notice of Grant are subject to all the terms, conditions, limitations and restrictions contained in the Plan. In the event of any conflict or inconsistency between any terms and conditions of this Agreement, the Notice of Grant, and the terms and provisions of an employment agreement, consulting agreement, severance or change in control agreement, if any, between you and the Company or any Subsidiary or other Affiliate (the “Employment Agreement”), the terms and conditions of the Employment Agreement shall be controlling. Taking into account the provisions of Section 6(a) of the Plan, if there is any conflict or inconsistency between the Plan and the Notice of Grant, this Agreement, or the Employment Agreement, then you acknowledge and agree that those terms of the Plan shall control and, if necessary, the applicable terms of the Notice of Grant, this Agreement, or the Employment Agreement shall be deemed amended so as to carry out the purpose and intent of the Plan.

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Exhibit 10.2j

REATA PHARMACEUTICALS, INC.

AMENDED AND RESTATED

2007 LONG TERM INCENTIVE PLAN

RESTRICTED STOCK UNIT AGREEMENT

This Agreement is made and entered into as of the Date of Grant set forth in the Notice of Grant of Restricted Stock Unit (“Notice of Grant”) by and between Reata Pharmaceuticals, Inc., a Delaware corporation (the “Company”) and you;

WHEREAS, the Company in order to induce you to enter into and to continue and dedicate service to the Company and to materially contribute to the success of the Company agrees to grant you this restricted stock unit award;

WHEREAS, the Company adopted the Reata Pharmaceuticals, Inc. Amended and Restated 2007 Long Term Incentive Plan, as it may be amended from time to time (the “Plan”), under which the Company is authorized to grant restricted stock units to certain employees, directors and other service providers of the Company and certain Affiliates;

WHEREAS, a copy of the Plan has been furnished to you and shall be deemed a part of this Restricted Stock Unit Agreement (“Agreement”) as if fully set forth herein and the terms capitalized but not defined herein shall have the meanings set forth in the Plan or the Notice of Grant; and

WHEREAS, you desire to accept the restricted stock unit award made pursuant to this Agreement.

NOW, THEREFORE, in consideration of and mutual covenants set forth herein and for other valuable consideration hereinafter set forth, the parties agree as follows:

1. The Grant. Subject to the conditions set forth below, the Company hereby grants you, effective as of the Date of Grant set forth in the Notice of Grant, an award consisting of an aggregate number of Restricted Stock Units, whereby each Restricted Stock Unit represents the right to receive one share of Stock, plus the additional rights to Dividend Equivalents set forth in Section 3, in accordance with the terms and conditions set forth herein and in the Plan (the “Award”).

2. No Shareholder Rights. The Restricted Stock Units granted pursuant to this Agreement do not and shall not entitle you to any rights of a holder of Stock prior to the date shares of Stock are issued to you in settlement of the Award.

3. Dividend Equivalents. In the event that the Company declares and pays a dividend in respect of its outstanding shares of Stock and, on the record date for such dividend, you hold Restricted Stock Units granted pursuant to this Agreement that have not been settled, the Company will record the amount of such dividend in a bookkeeping account under your name. No later than 45 days following the Settlement Event set forth in the Notice of Grant, the Company will pay to you an amount in cash equal to the cash dividends accumulated in the bookkeeping account for that Restricted Stock Unit. For purposes of clarity, if the Restricted Stock Units are forfeited by you pursuant to the terms of this Agreement then you shall also forfeit the Dividend Equivalents, if any, accrued with respect to such forfeited Restricted Stock Unit. No interest will accrue on the Dividend Equivalents between the declaration and settlement of the dividends.

4. Restrictions; Forfeiture. The Restricted Stock Units are restricted in that they (i) may not be sold, transferred or otherwise alienated or hypothecated until these restrictions are removed or expire as contemplated in Section 6 of this Agreement and as described in the Notice of Grant and (ii) may be forfeited to the Company (the “Forfeiture Restrictions”). Your rights with respect to the Restricted Stock Units shall remain forfeitable at all times prior to the date on which the Forfeiture Restrictions lapse.

5. Issuance of Stock. No shares of Stock shall be issued to you prior to the Settlement Event, as set forth in your Notice of Grant. After the Settlement Event, the Company shall, promptly and within 45 days of such Settlement Event, cause to be issued Stock registered in your name in payment of such vested Restricted Stock Units upon receipt by the Company of any required tax withholding. The Company shall evidence the Stock to be issued in payment of such vested Restricted Stock Units in the manner it deems appropriate. The value of any fractional Restricted Stock Units shall be rounded down at the time Stock is issued to you in connection with the Restricted Stock Units. No fractional shares of Stock, nor the cash value of any fractional shares of Stock, will be issuable or payable to you pursuant to this Agreement. The value of such shares of Stock shall not bear any interest owing to the passage of time. Neither this Section 5 nor any action taken pursuant to or in accordance with this Section 5 shall be construed to create a trust or a funded or secured obligation of any kind.

6. Expiration of Restrictions and Risk of Forfeiture. The restrictions on the Restricted Stock Units granted pursuant to this Agreement, including the Forfeiture Restrictions, will expire as set forth in the Notice of Grant and shares of Stock that are nonforfeitable and transferable, except to the extent provided in Section 14 of this Agreement, will be issued to you in payment of your vested Restricted Stock Units as set forth in Section 5, provided that you remain in the employ of, or a service provider to, the Company or its Subsidiaries until the applicable dates set forth in the Notice of Grant.

7. Termination of Services. Subject to Section 35, if your service relationship with the Company or any of its Subsidiaries is terminated for any reason, then those Restricted Stock Units for which the restrictions have not lapsed as of the date of termination shall become null and void and those Restricted Stock Units shall be forfeited to the Company. The Restricted Stock Units for which the restrictions have lapsed as of the date of such termination, including Restricted Stock Units for which the restrictions lapsed in connection with such termination, shall not be forfeited to the Company and shall be settled as set forth in Section 6.

8. Leave of Absence. With respect to the Award, the Company may, in its sole discretion, determine that if you are on leave of absence for any reason you will be considered to still be in the employ of, or providing services for, the Company, provided that rights to the Restricted Stock Units during a leave of absence will be limited to the extent to which those rights were earned or vested when the leave of absence began.

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9. Payment of Taxes. The Company may require you to pay to the Company (or the Company’s Subsidiary if you are an employee of a Subsidiary of the Company) an amount the Company deems necessary to satisfy its (or its Subsidiary’s) current or future obligation to withhold federal, state or local income or other taxes that you incur as a result of the Award. With respect to any required tax withholding, you may (a) direct the Company to withhold from the shares of Stock to be issued to you under this Agreement the number of shares necessary to satisfy the Company’s obligation to withhold taxes, which determination will be based on the shares’ Fair Market Value at the time such determination is made; (b) deliver to the Company shares of Stock sufficient to satisfy the Company’s tax withholding obligations, based on the shares’ Fair Market Value at the time such determination is made; (c) deliver cash to the Company sufficient to satisfy its tax withholding obligations; or (d) satisfy such tax withholding through any combination of (a), (b) and (c). If you desire to elect to use the stock withholding option described in subparagraph (a), you must make the election at the time and in the manner the Company prescribes. If such tax obligations are satisfied under subparagraph (a) or (b), the maximum number of shares of Stock that may be so withheld or surrendered shall be the number of shares of Stock that have an aggregate Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such tax liabilities determined based on the greatest withholding rates for federal, state, foreign and/or local tax purposes, including payroll taxes, that may be utilized without creating adverse accounting treatment with respect to such Award. The Company, in its discretion, may deny your request to satisfy its tax withholding obligations using a method described under subparagraph (a), (b), or (d). In the event the Company determines that the aggregate Fair Market Value of the shares of Stock withheld as payment of any tax withholding obligation is insufficient to discharge that tax withholding obligation, then you must pay to the Company, in cash, the amount of that deficiency immediately upon the Company’s request.

10. Compliance with Securities Law. Notwithstanding any provision of this Agreement to the contrary, the issuance of Stock will be subject to compliance with all applicable requirements of federal, state, or foreign law with respect to such securities and with the requirements of any stock exchange or market system upon which the Stock may then be listed. No Stock will be issued hereunder if such issuance would constitute a violation of any applicable federal, state, or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, Stock will not be issued hereunder unless (a) a registration statement under the Securities Act is, at the time of issuance, in effect with respect to the shares issued or (b) in the opinion of legal counsel to the Company, the shares issued may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. YOU ARE CAUTIONED THAT ISSUANCE OF STOCK UPON THE VESTING OF RESTRICTED STOCK UNITS GRANTED PURSUANT TO THIS AGREEMENT MAY NOT OCCUR UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares subject to the Award will relieve the Company of any liability in respect of the failure to issue such shares as to which such requisite authority has not been obtained. As a condition to any issuance hereunder, the Company may require you to satisfy any qualifications that may be necessary or appropriate to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect to such compliance as may be requested by the

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Company. From time to time, the Board and appropriate officers of the Company are authorized to take the actions necessary and appropriate to file required documents with governmental authorities, stock exchanges, and other appropriate Persons to make shares of Stock available for issuance.

11. Adjustments. The terms of the Award, including the number and type of shares subject to the Award, shall be subject to adjustment in accordance with Section 8 of the Plan.

12. Right of First Refusal. Stock that may be acquired pursuant hereto is subject to the provisions of Section 9(b) of the Plan.

13. Purchase Option. Stock that may be acquired pursuant hereto is subject to the provisions of Section 9(c) of the Plan.

14. Lock-Up Period. You agree not sell or otherwise transfer any Stock or other securities of the Company during any applicable Market Standoff Period, as described in Section 9(d) of the Plan.

15. Investors’ Rights Agreement. Any Stock that may be acquired pursuant hereto is subject to the Investors’ Rights Agreement.

16. Legends. The Company may at any time place legends referencing any restrictions imposed on the shares pursuant to this Agreement on all certificates representing shares issued with respect to this Award.

17. Right of the Company and Subsidiaries to Terminate Services. Nothing in this Agreement confers upon you the right to continue in the employ of or performing services for the Company or any Subsidiary, or interferes in any way with the rights of the Company or any Subsidiary to terminate your employment or service relationship at any time.

18. Furnish Information. You agree to furnish to the Company all information requested by the Company to enable it to comply with any reporting or other requirements imposed upon the Company by or under any applicable statute or regulation.

19. Remedies. The parties to this Agreement shall be entitled to recover from each other reasonable attorneys’ fees incurred in connection with the successful enforcement of the terms and provisions of this Agreement whether by an action to enforce specific performance or for damages for its breach or otherwise.

20. No Liability for Good Faith Determinations. The Company and the members of the Board shall not be liable for any act, omission or determination taken or made in good faith with respect to the Plan, this Agreement or the Restricted Stock Units granted hereunder.

21. Execution of Receipts and Releases. Any payment of cash or any issuance or transfer of shares of Stock or other property to you, or to your legal representative, heir, legatee or distributee, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such Persons hereunder. The Company may require you or your legal representative, heir, legatee or distributee, as a condition precedent to such payment or issuance, to execute a release and receipt therefor in such form as it shall determine.

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22. No Guarantee of Interests. The Board and the Company do not guarantee the Stock of the Company from loss or depreciation.

23. Company Records. Records of the Company or its Subsidiaries regarding your period of service, termination of service and the reason(s) therefor, and other matters shall be conclusive for all purposes hereunder, unless determined by the Company to be incorrect.

24. Notice. All notices required or permitted under this Agreement must be in writing and personally delivered or sent by mail and shall be deemed to be delivered on the date on which it is actually received by the person to whom it is properly addressed or if earlier the date it is sent via certified United States mail.

25. Waiver of Notice. Any person entitled to notice hereunder may waive such notice in writing.

26. Successors. This Agreement shall be binding upon you, your legal representatives, heirs, legatees and distributees, and upon the Company, its successors and assigns.

27. Severability. If any provision of this Agreement is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but such provision shall be fully severable and this Agreement shall be construed and enforced as if the illegal or invalid provision had never been included herein.

28. Company Action. Any action required of the Company shall be by resolution of the Board or by a person or entity authorized to act by resolution of the Board.

29. Headings. The titles and headings of Sections are included for convenience of reference only and are not to be considered in construction of the provisions hereof.

30. Governing Law. All questions arising with respect to the provisions of this Agreement shall be determined by application of the laws of Delaware, without giving any effect to any conflict of law provisions thereof, except to the extent Delaware state law is preempted by federal law. The obligation of the Company to sell and deliver Stock hereunder is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock.

31. Consent to Texas Jurisdiction and Venue. You hereby consent and agree that state courts located in Dallas County, Texas and the United States District Court for the Northern District of Texas each shall have personal jurisdiction and proper venue with respect to any dispute between you and the Company arising in connection with the Restricted Stock Units or this Agreement. In any dispute with the Company, you will not raise, and you hereby expressly waive, any objection or defense to such jurisdiction as an inconvenient forum.

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32. Amendment. This Agreement may be amended the Board or by the Committee at any time (a) without your consent, so long as the amendment does not materially and adversely affect your rights under the Award, or (b) with your consent. For purposes of clarity, any adjustment made to the Award pursuant to Section 8 of the Plan will be deemed not to materially and adversely affect your rights under this Award.

33. Clawback. This Agreement and your Award is subject to any written clawback policies of the Company, whether in effect on the Date of Grant or adopted, with the approval of the Board, following the Date of Grant. Any such policy may subject your Award and amounts paid or realized with respect to your Award to reduction, cancelation, forfeiture or recoupment if certain specified events or wrongful conduct occur, including but not limited to an accounting restatement due to the Company’s material noncompliance with financial reporting regulations or other events or wrongful conduct specified in any such clawback policy adopted to conform to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and rules promulgated thereunder by the Securities and Exchange Commission and that the Company determines should apply to this Award.

34. Nonqualified Deferred Compensation Rules.

(a) Notwithstanding any provision of this Agreement to the contrary, all provisions of this Agreement are intended to comply with the Nonqualified Deferred Compensation Rules or an exemption therefrom and shall be construed and administered in accordance with such intent. Any payments under this Agreement that may be excluded from the Nonqualified Deferred Compensation Rules either as separation pay due to an involuntary separation from service or as a short-term deferral shall be excluded from the Nonqualified Deferred Compensation Rules to the maximum extent possible. Any payments to be made under this Agreement upon a termination of your employment shall only be made if such termination of employment constitutes a “separation from service” under the Nonqualified Deferred Compensation Rules.

(b) Notwithstanding any provision in this Agreement to the contrary, if any payment or benefit provided for herein would be subject to additional taxes and interest under the Nonqualified Deferred Compensation Rules if your receipt of such payment or benefit is not delayed until the earlier of (i) your death or (ii) the date that is six months after the date of your separation from service (such date, the “Section 409A Payment Date”), then such payment or benefit shall not be provided to you (or your estate, if applicable) until the Section 409A Payment Date. Notwithstanding the foregoing, the Company makes no representations that the payments and benefits provided under this Agreement are exempt from, or compliant with, the Nonqualified Deferred Compensation Rules and in no event shall the Company or its Affiliates be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by you on account of non-compliance with the Nonqualified Deferred Compensation Rules.

35. The Plan. This Agreement and the Notice of Grant are subject to all the terms, conditions, limitations and restrictions contained in the Plan. In the event of any conflict or inconsistency between any terms and conditions of this Agreement, the Notice of Grant, and the terms and provisions of an employment agreement, consulting agreement, severance or change in

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control agreement, if any, between you and the Company or any Subsidiary or other Affiliate (the “Employment Agreement”), the terms and conditions of the Employment Agreement shall be controlling. Taking into account the provisions of Section 6(a) of the Plan, if there is any conflict or inconsistency between the Plan and the Notice of Grant, this Agreement, or the Employment Agreement, then you acknowledge and agree that those terms of the Plan shall control and, if necessary, the applicable terms of the Notice of Grant, this Agreement, or the Employment Agreement shall be deemed amended so as to carry out the purpose and intent of the Plan.

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Exhibit 10.2k

INITIAL ELECTION

REATA PHARMACEUTICALS, INC.

AMENDED AND RESTATED

2007 LONG TERM INCENTIVE PLAN

RESTRICTED STOCK UNIT

TIME OF SETTLEMENT ELECTION FORM

Please complete this Time of Settlement Election Form (this “Form”) and return a signed copy to the [                    ] of Reata Pharmaceuticals, Inc. (the “Company”). Any capitalized terms used but not defined in this Form shall have the meaning set forth in the Reata Pharmaceuticals, Inc. Amended and Restated 2007 Long Term Incentive Plan (the “Plan”), the Restricted Stock Unit Agreement (the “Award Agreement”), or the Notice of Grant (the “Notice of Grant”).

Name:

NOTE: This Form relates to your initial award of Restricted Stock Units (the “Initial Award”). You will become eligible to participate in the non-qualified deferred compensation plan (within the meaning of the Nonqualified Deferred Compensation Rules) pursuant to which you may defer the settlement of Restricted Stock Units as of the Date of Grant (as defined in the applicable Notice of Grant and currently estimated to be [                    ]1) of the Initial Award. You may complete and return this Form any time prior to [                    ]2; however, if you wish to defer the settlement of the entire Initial Award you must return the Form no later than the Date of Grant of the Initial Award. If you return this Form after the Date of Grant of the Initial Award but prior to [                    ]3 you may only defer a pro-rata portion of the Initial Award calculated by multiplying the number of Restricted Stock Units included in the Initial Award by a fraction, the numerator of which is the number of days from the date of your election through the last vesting date for the Initial Award and the denominator of which is the total number of days from the Date of Grant of the Initial Award until the last vesting date for the Initial Award. If you do not wish to make a deferral election, no action is required on your part and the Initial Award will be settled at the time specified in your Award Agreement and Notice of Grant.

1.	Settlement of Restricted Stock Units

Irrespective of your election below, the Restricted Stock Units will continue to be subject to the terms of the Plan, the Award Agreement, and the Notice of Grant for the Initial Award in addition to this Form. In order to defer the settlement of the Initial Award you must select a settlement date below as of which you will receive the shares of Stock in settlement of the Restricted Stock Units granted as the Initial Award and any Dividend Equivalents that accrued with respect to the Initial Award, if any.

Recognizing that such election is contingent in all respects upon the prior vesting of the Initial Award, I hereby irrevocably elect to receive the Stock and any Dividend Equivalents issuable pursuant to the Initial Award upon the earliest to occur of (i) a separation from service by reason of my death, (ii) a Change in Control (as defined in the Plan and subject to any limitations described in my Notice of Grant or Award Agreement), (iii) a separation from service by reason of my Disability (as defined in the Notice of Grant), or (select one or both of the following):

☐	Upon , , or if such date is not a business day, the first business day following such date.

[1]	[NTD: Insert estimated Date of Grant.]
[2]	[NTD: Insert date that is 30 days following Date of Grant.]
[3]	[NTD: Insert date that is 30 days following Date of Grant.]

☐	The one year anniversary of my date of retirement, resignation or removal from the Board of Directors (or, if later, the one year anniversary of the date I incur a separation from service with the Company, determined in accordance with the Nonqualified Deferred Compensation Rules), or if such date is not a business day, the first business day following such date.

2.	Signature

I understand that my right to settlement of the Stock and Distribution Equivalents pursuant to the Award Agreement and Notice of Grant is subject to the rights of the Company’s creditors in the event of the Company’s insolvency. I further understand that this Form will be effective upon the later of (i) the Date of Grant of the Initial Award and (ii) receipt of this Form by the Company and, once effective, shall be irrevocable.

By executing this Form, I hereby acknowledge my understanding of and agreement with the terms and provisions set forth in this Form, the Plan, the Award Agreement, and the Notice of Grant.

DIRECTOR	REATA PHARMACEUTICALS, INC.

By:	By:
Name:	Name:
Date:	Title:
Date:

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Exhibit 10.2l

REATA PHARMACEUTICALS, INC.

AMENDED AND RESTATED

2007 LONG TERM INCENTIVE PLAN

STOCK OPTION AGREEMENT

This Agreement is made and entered into as of the Date of Grant set forth in the Notice of Grant of Stock Option (“Notice of Grant”) by and between Reata Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and you:

WHEREAS, the Company, in order to induce you to enter into and continue in dedicated service to the Company and to materially contribute to the success of the Company, agrees to grant you an option to acquire an interest in the Company through the purchase of shares of stock of the Company;

WHEREAS, the Company adopted the Reata Pharmaceuticals, Inc. Amended and Restated 2007 Long Term Incentive Plan, as it may be amended from time to time (the “Plan”), under which the Company is authorized to grant stock options to certain employees and service providers of the Company;

WHEREAS, a copy of the Plan has been furnished to you and shall be deemed a part of this stock option agreement (the “Agreement”) as if fully set forth herein and terms capitalized but not defined herein shall have the meaning set forth in the Plan; and

WHEREAS, you desire to accept the option created pursuant to the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for other valuable consideration hereinafter set forth, the parties agree as follows:

1. The Grant. Subject to the conditions set forth below, the Company hereby grants to you, effective as of the Date of Grant set forth in the Notice of Grant, as a matter of separate inducement and not in lieu of any salary or other compensation for your services for the Company, the right and option to purchase (the “Option”), in accordance with the terms and conditions set forth herein and in the Plan, an aggregate of the number of shares of Stock set forth in the Notice of Grant (the “Option Shares”), at the Exercise Price set forth in the Notice of Grant.

2. Exercise.

(a) Option Shares shall be deemed “Nonvested Shares” unless and until they have become “Vested Shares,” as defined in the Notice of Grant. The Option shall in all events terminate at the close of business on the Expiration Date set forth in the Notice of Grant. Subject to other terms and conditions set forth herein, including, but not limited to, Section 3(d) of this Agreement, the Option may be exercised in cumulative installments in accordance with the vesting schedule set forth in the Notice of Grant, provided that you remain in the employ of or a service provider to the Company or its Subsidiaries until the applicable dates set forth therein.

(b) Subject to the relevant provisions and limitations contained herein and in the Plan, you may exercise the Option to purchase all or a portion of the applicable number of

Vested Shares at any time prior to the termination of the Option pursuant to this Option Agreement. No less than 100 Vested Shares may be purchased at any one time unless the number purchased is the total number of Vested Shares at that time purchasable under the Option. In no event shall you be entitled to exercise the Option for any Nonvested Shares or for a fraction of a Vested Share.

(c) Any exercise by you of the Option shall be in writing addressed to the Secretary of the Company at its principal place of business. Exercise of the Option shall be made by delivery to the Company by you (or other person entitled to exercise the Option as provided hereunder) of (i) an executed Notice of Stock Option Exercise in the form provided by the Company, and (ii) payment of the aggregate purchase price for shares purchased pursuant to the exercise.

(d) Payment of the Exercise Price may be made, at your election, with the approval of the Committee, (i) in cash, by certified or official bank check or by wire transfer of immediately available funds, (ii) by delivery to the Company of a number of shares of Stock having a Fair Market Value as of the date of exercise equal to the Exercise Price, (iii) by net issue exercise, pursuant to which the Company will issue to you a number of shares of Stock as to which the Option is exercised, less a number of shares with a Fair Market Value as of the date of exercise equal to the Exercise Price, (iv) if the Stock is readily tradable on a national securities market, through a “cashless exercise” in accordance with a Company-established policy or program for the same, or (v) any combination of the foregoing. No fraction of a share of Stock shall be accepted by the Company in payment of the Exercise Price.

(e) If you are on leave of absence for any reason, the Company may, in its sole discretion, determine that you will be considered to still be in the employ of or providing services for the Company, provided that rights to the Option will be limited to the extent to which those rights were earned or vested when the leave of absence began. Notwithstanding the preceding sentence, if the Option is intended to be an incentive stock option designed pursuant to section 422 of the Code, then in addition to being approved by the Company, such leave must also meet the requirements of Treasury Regulation Section 1.421-1(h)(2), as applicable.

3. Effect of Termination of Service on Exercisability. Except as provided in Sections 6 and 7 or an Employment Agreement, this Option may be exercised only while you continue to perform services for the Company or any Subsidiary and will terminate and cease to be exercisable upon termination of your service, except as follows:

(a) Termination on Account of Disability.

(i) If your service with the Company or any Subsidiary terminates by reason of Disability (as defined below), this Option may be exercised by you (or your estate or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of your death, or by a Permitted Transferee who acquires this Option in compliance with Section 7(a) of the Plan) at any time during the period ending on the earlier to occur of (A) the date that is one year following such termination, or (B) the Expiration Date, but only to the extent this Option was exercisable for Vested Shares as of the date your service so terminates.

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(ii) As used in this Agreement, “Disability” shall have the meaning set forth in your Employment Agreement (as defined in Section 2(f) above), or if no such Employment Agreement exists or such Employment Agreement does not define “Disability,” “Disability” means, as determined by the Board or the Committee, in its sole discretion exercised in good faith, a physical or mental impairment of sufficient severity that you are either unable to perform the essential functions of your position, with or without a reasonable accommodation for your disability, or to perform the essential functions of your position without an accommodation that would be an undue hardship for the Company or a Subsidiary to provide.

(b) Termination on Account of Death. If you cease to perform services for the Company or any Subsidiary due to your death or die within 30 days of your termination of employment (or termination of your service relationship) with the Company or a Subsidiary, your estate, the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of your death, or a Permitted Transferee who acquires this Option in compliance with Section 7(a) of the Plan, may exercise this Option at any time during the period ending on the earlier to occur of (i) the date that is one year following your death, or (ii) the Expiration Date, but only to the extent this Option was exercisable for Vested Shares as of the date of your death.

(c) Termination not for Cause.

(i) If your service with the Company or any Subsidiary terminates for any reason other than as described in Sections 3(a) or (b) of this Agreement, unless such service is terminated for Cause (as defined below), this Option may be exercised by you (or by a Permitted Transferee who acquires this Option in compliance with Section 7(a) of the Plan) at any time during the period ending on the earlier to occur of (A) the date that is three months following your termination, or (B) the Expiration Date, but only to the extent this Option was exercisable for Vested Shares as of the date of your termination.

(ii) As used in this Agreement, “Cause” means your (A) commission of a willful criminal act, such as fraud, embezzlement or theft, provided that it is proven that you committed such willful criminal act, (B) conviction, plea of no contest or nolo contendere, deferred adjudication or unadjudicated probation for any felony or any crime involving moral turpitude, or (C) unlawful use or unlawful possession of alcohol or illegal drugs (however, for purposes of this Agreement, unlawful use and possession of alcohol shall be limited to a conviction of any alcohol-related crime, including driving while intoxicated); and provided that in no event shall the termination of your employment or service relationship as a result of bad judgment or negligence on your part be considered a termination for Cause.

(d) Termination in Connection with a Change in Control.

(i) If (A) your service with the Company or any Subsidiary is terminated for a reason described in Section 3(a) or (b) following a Change in Control or is terminated by the Company for a reason other than Cause in anticipation of or following a Change in Control, or (B) following a Change in Control, you terminate your employment or service relationship with the Company for Good Reason (as defined below), then any Option Shares that are Nonvested Shares on the date of the Change in Control shall become Vested Shares immediately prior to the termination of your employment or service relationship.

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(ii) As used in this Agreement, “Good Reason” shall mean (A) any reduction in your annual cash base salary or cash bonus compensation from the level of such compensation immediately prior to the Change in Control, (B) any termination or reduction of a material benefit under any benefit plan in which you participate unless there is substituted a comparable benefit that is economically substantially equivalent to the terminated or reduced benefit prior to the Change in Control, (C) any requirement that you relocate away from the Dallas/Fort Worth metropolitan area, or (D) without limiting the generality of the foregoing, any material breach by the Company of this Agreement or any other agreement between you and the Company.

(e) Miscellaneous Post-Termination Exercise Provisions. This Option will not be exercisable following your termination of employment, or the termination of your service relationship, with the Company, except as provided in this Section 3. The purchase price of shares as to which this Option is exercised shall be paid in full at the time of exercise, pursuant to Section 2(c) of this Agreement.

4. Transferability. The Option, and any rights or interests therein will be transferable by you only to the extent approved by the Committee in conformance with Section 7(a) of the Plan. If this Option is intended to be an incentive stock option designed pursuant to section 422 of the Code, then such option shall not be transferable by you other than by will or the laws of descent and distribution and shall be exercisable during your lifetime only by you, in each case, unless otherwise specifically permitted pursuant to section 422 of the Code or the regulations issued thereunder. If Following the transfer of this Option, as permitted by the Committee in its complete discretion, (a) this Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the terms “you,” “your,” and “Participant,” as used in this Agreement, the Plan, and the Notice of Grant, shall be deemed to refer to the Permitted Transferee, the recipient under a qualified domestic relations order, your estate or heirs if you are deceased, or other transferee, as applicable, to the extent appropriate to enable the holder to exercise this Option in accordance with the terms of the Plan and applicable law and (b) the provisions of this Option relating to exercisability shall continue to be applied with respect to the original holder and, following the occurrence of any such events described herein, this Option shall be exercisable by the Permitted Transferee, the recipient under a qualified domestic relations order, your estate or heirs if you are deceased, or other transferee, as applicable, only to the extent and for the periods that would have been applicable in the absence of the transfer.

5. Compliance with Securities Law. Notwithstanding any provision of this Agreement to the contrary, the grant of the Option and the issuance of Stock will be subject to compliance with all applicable requirements of federal, state, and foreign securities laws and with the requirements of any stock exchange or market system upon which the Stock may then be listed. The Option may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state, or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, the Option may not be exercised unless (a) a registration statement under the Securities Act is in effect at the time of exercise of the Option with respect to the shares issuable upon exercise of the Option or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Option may be issued in accordance with the

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terms of an applicable exemption from the registration requirements of the Securities Act. YOU ARE CAUTIONED THAT THE OPTION MAY NOT BE EXERCISED UNLESS THE FOREGOING CONDITIONS ARE SATISFIED. ACCORDINGLY, YOU MAY NOT BE ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS VESTED. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares subject to the Option will relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority has not been obtained. As a condition to the exercise of the Option, the Company may require you to satisfy any qualifications that may be necessary or appropriate to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect to such compliance as may be requested by the Company.

6. Extension if Exercise Prevented by Law. Notwithstanding Section 3, if the exercise of the Option within the applicable time periods set forth in Section 3 is prevented by the provisions of Section 5, the Option will remain exercisable until 30 days after the date you are notified by the Company that the Option is exercisable, but in any event no later than the Expiration Date. The Company makes no representation as to the tax consequences of any such delayed exercise. You should consult with your own tax advisor as to the tax consequences of any such delayed exercise.

7. Extension if You are Subject to Section 16(b). Notwithstanding Section 3, if a sale within the applicable time periods set forth in Section 3 of shares acquired upon the exercise of the Option would subject you to suit under Section 16(b) of the Securities Exchange Act of 1934, as amended, the Option will remain exercisable until the earliest to occur of (a) the 10th day following the date on which a sale of such shares by you would no longer be subject to such suit, (b) the 190th day after your termination of service with the Company and any Subsidiary, or (c) the Expiration Date. The Company makes no representation as to the tax consequences of any such delayed exercise. You should consult with your own tax advisor as to the tax consequences of any such delayed exercise.

8. Withholding Taxes. The Committee may, in its discretion, require you to pay to the Company at the time of the exercise of an Option or thereafter, the amount that the Committee deems necessary to satisfy the Company’s current or future obligation to withhold federal, state or local income or other taxes that you incur by exercising an Option. In connection with such an event requiring tax withholding, you may (a) direct the Company to withhold from the shares of Stock to be issued to you the number of shares necessary to satisfy the Company’s obligation to withhold taxes, that determination to be based on the shares’ Fair Market Value as of the date of exercise; (b) deliver to the Company sufficient shares of Stock (based upon the Fair Market Value as of the date of such delivery) to satisfy the Company’s tax withholding obligation; or (c) deliver sufficient cash to the Company to satisfy its tax withholding obligations. If you elect to use a Stock withholding feature you must make the election at the time and in the manner that the Committee prescribes and the maximum number of shares of Stock that may be so withheld or surrendered shall be the number of shares of Stock that have an aggregate Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such tax liabilities determined based on the greatest withholding rates for federal, state, foreign and/or local tax purposes, including payroll taxes, that may be utilized

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without creating adverse accounting treatment with respect to such Award. The Committee may, at its sole option, deny your request to satisfy withholding obligations through shares of Stock instead of cash. In the event the Committee subsequently determines that the aggregate Fair Market Value (as determined above) of any shares of Stock withheld or delivered as payment of any tax withholding obligation is insufficient to discharge that tax withholding obligation, then you shall pay to the Company, immediately upon the Committee’s request, the amount of that deficiency in the form of payment requested by the Committee.

9. Status of Stock. With respect to the status of the Stock, at the time of execution of this Agreement you understand and agree to all of the following:

(a) If the shares of Stock to be issued upon exercise of this Option have not been registered under the Securities Act or any state securities law as of such date, then in the event exemption from registration under the Securities Act is available upon an exercise of this Option, you (or such other person permitted to exercise this Option if applicable), if requested by the Company to do so, will execute and deliver to the Company in writing an agreement containing such provisions as the Company may require to ensure compliance with applicable securities laws.

(b) You agree that the shares of Stock that you may acquire by exercising this Option will be acquired for investment without a view to distribution, within the meaning of the Securities Act, and will not be sold, transferred, assigned, pledged, or hypothecated in the absence of an effective registration statement for the shares under the Securities Act and applicable state securities laws or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. You also agree that the shares of Stock that you may acquire by exercising this Option will not be sold or otherwise disposed of in any manner that would constitute a violation of any applicable securities laws, whether federal or state.

(c) You agree that (i) the Company may refuse to register the transfer of the shares of Stock purchased under this Option on the stock transfer records of the Company if such proposed transfer would, in the opinion of counsel satisfactory to the Company, constitute a violation of the terms and provisions of any stockholder or investors’ rights agreement, Sections 7(a) or 9(b) of the Plan, or any applicable securities law and (ii) the Company may give related instructions to its transfer agent, if any, to stop registration of the transfer of the shares of Stock purchased under this Option.

10. Adjustments. The terms of the Option, including the number and type of shares subject to the Option and the option price shall be subject to adjustment in accordance with Section 8 of the Plan.

11. Right of First Refusal. Stock that may be acquired pursuant hereto is subject to the provisions of Section 9(b) of the Plan.

12. Purchase Option. Stock that may be acquired pursuant hereto is subject to the provisions of Section 9(c) of the Plan.

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13. Lock-Up Period. You agree not sell or otherwise transfer any Stock or other securities of the Company during any applicable Market Standoff Period, as described in Section 9(d) of the Plan.

14. Investors’ Rights Agreement. Any Stock that may be acquired pursuant hereto is subject to the Investors’ Rights Agreement.

15. Legends. The Company may at any time place legends, referencing any restrictions imposed on the shares pursuant to this Agreement, and any applicable federal, state or foreign securities law restrictions, on all certificates representing shares of Stock subject to the provisions of this Agreement.

16. Notice of Sales Upon Disqualifying Disposition of ISO. If the Option is designated as an Incentive Stock Option in the Notice of Grant, you must comply with the provisions of this Section 16. You must promptly notify the Chief Financial Officer of the Company if you dispose of any of the shares acquired pursuant to the Option within one year after the date you exercise all or part of the Option or within two years after the Date of Grant. Until such time as you dispose of such shares in a manner consistent with the provisions of this Agreement, unless otherwise expressly authorized by the Company, you must hold all shares acquired pursuant to the Option in your name (and not in the name of any nominee) for the one-year period immediately after the exercise of the Option and the two-year period immediately after the Date of Grant. At any time during the one-year or two-year periods set forth above, the Company may place a legend on any certificate representing shares acquired pursuant to the Option requesting the transfer agent for the Company’s stock to notify the Company of any such transfers. Your obligation to notify the Company of any such transfer will continue notwithstanding that a legend has been placed on the certificate pursuant to the preceding sentence.

17. Right to Terminate Services. Nothing contained in this Agreement shall confer upon you the right to continue in the employ of, or performing services for, the Company or any Subsidiary, or interfere in any way with the rights of the Company or any Subsidiary to terminate your employment or service relationship at any time.

18. Furnish Information. You agree to furnish to the Company all information requested by the Company to enable it to comply with any reporting or other requirement imposed upon the Company by or under any applicable statute or regulation.

19. Remedies. The Company shall be entitled to recover from you reasonable attorneys’ fees incurred in connection with the enforcement of the terms and provisions of this Agreement whether by an action to enforce specific performance or for damages for its breach or otherwise.

20. No Liability for Good Faith Determinations. The Company and the members of the Committee and the Board shall not be liable for any act, omission or determination taken or made in good faith with respect to this Agreement or the Option granted hereunder and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.

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21. Execution of Receipts and Releases. Any payment of cash or any issuance or transfer of shares of Stock or other property to you, or to your legal representative, heir, legatee or distributee, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such persons hereunder. The Company may require you or your legal representative, heir, legatee or distributee, as a condition precedent to such payment or issuance, to execute a release and receipt therefore in such form as it shall determine.

22. No Guarantee of Interests. The Board and the Company do not guarantee the Stock of the Company from loss or depreciation.

23. Company Records. Records of the Company regarding your service and other matters shall be conclusive for all purposes hereunder, unless determined by the Company to be incorrect.

24. Notice. Each notice required or permitted under this Agreement must be in writing and personally delivered or sent by mail and shall be deemed to be delivered on the date on which such notice is actually received by the person to whom it is properly addressed or if earlier the date sent via certified mail.

25. Waiver of Notice. Any person entitled to notice hereunder may, by written form, waive such notice.

26. Successors. This Agreement shall be binding upon you, your legal representatives, heirs, legatees and distributees, and upon the Company, its successors and assigns.

27. Severability. If any provision of this Agreement is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but such provision shall be fully severable and this Agreement shall be construed and enforced as if the illegal or invalid provision had never been included herein.

28. Company Action. Any action required of the Company shall be by resolution of the Board or by a person authorized to act by resolution of the Board.

29. Headings. The titles and headings of Sections are included for convenience of reference only and are not to be considered in construction of the provisions hereof.

30. Governing Law. All questions arising with respect to the provisions of this Agreement shall be determined by application of the laws of Delaware, without giving any effect to any conflict of law provisions thereof, except to the extent Delaware state law is preempted by federal law. The obligation of the Company to sell and deliver Stock hereunder is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock.

31. Consent to Texas Jurisdiction and Venue. You hereby consent and agree that state courts located in Dallas County, Texas and the United States District Court for the Northern District of Texas each shall have personal jurisdiction and proper venue with respect to any dispute between you and the Company arising in connection with the Option or this Agreement. In any dispute with the Company, you will not raise, and you hereby expressly waive, any objection or defense to any such jurisdiction as an inconvenient forum.

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32. Word Usage. Words used in the masculine shall apply to the feminine where applicable, and wherever the context of this Agreement dictates, the plural shall be read as the singular and the singular as the plural.

33. No Assignment. You may not assign this Agreement or any of your rights under this Agreement without the Company’s prior written consent, and any purported or attempted assignment without such prior written consent shall be void.

34. Clawback. This Agreement and your Award is subject to any written clawback policies of the Company, whether in effect on the Date of Grant or adopted, with the approval of the Board, following the Date of Grant. Any such policy may subject your Option and amounts paid or realized with respect to your Option to reduction, cancelation, forfeiture or recoupment if certain specified events or wrongful conduct occur, including but not limited to an accounting restatement due to the Company’s material noncompliance with financial reporting regulations or other events or wrongful conduct specified in any such clawback policy adopted to conform to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and rules promulgated thereunder by the Securities and Exchange Commission and that the Company determines should apply to this Option.

35. Miscellaneous.

(a) This Agreement and the Notice of Grant are subject to all the terms, conditions, limitations and restrictions contained in the Plan. In the event of any conflict or inconsistency between any terms and conditions of this Agreement, the Notice of Grant, and the terms and provisions of an employment agreement, consulting agreement, severance or change in control agreement, if any, between you and the Company or any Subsidiary or other Affiliate (the “Employment Agreement”), the terms and conditions of the Employment Agreement shall be controlling. Taking into account the provisions of Section 6(a) of the Plan, if there is any conflict or inconsistency between the Plan and the Notice of Grant, this Agreement, or the Employment Agreement, then you acknowledge and agree that those terms of the Plan shall control and, if necessary, the applicable terms of the Notice of Grant, this Agreement, or the Employment Agreement shall be deemed amended so as to carry out the purpose and intent of the Plan.

(b) This Agreement and the Notice of Grant may be amended the Board or by the Committee at any time (a) without your consent, so long as the amendment does not materially and adversely affect your rights under the Option, or (b) with your consent. For purposes of clarity, any adjustment made to the Award pursuant to Sections 8(b) through 8(h) of the Plan will be deemed not to materially and adversely affect your rights under this Award.

(c) If this Option is intended to be an incentive stock option designed pursuant to section 422 of the Code, then in the event the Option Shares (and all other options designed pursuant to section 422 of the Code granted to you by the Company or any parent of the Company or Subsidiary) that first become exercisable in any calendar year have an aggregate fair market value (determined for each Option Share as of the Date of Grant) that exceeds $100,000, the Option Shares in excess of $100,000 shall be treated as subject to a Nonstatutory Stock Option.

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